Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	2Q12

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5

Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17
Institutional Clients Group (ICG)	18
Securities and Banking	19
Transaction Services	20

Regional Totals
North America	21
EMEA	22
Latin America	23
Asia	24

Citi Holdings
Income Statement and Balance Sheet Data	25
Brokerage and Asset Management	26
Local Consumer Lending	27 - 29
Special Asset Pool	30

Corporate / Other	31
Citigroup Supplemental Detail
Average Balances and Interest Rates	32
Deposits	33
Loans	34
Consumer Loan Delinquency Amounts and Ratios
90+ Days	35
30-89 Days	36
Allowance for Credit Losses
Total Citigroup	37
Consumer and Corporate	38 - 39
Components of Provision for Loan Losses
Citicorp	40
Citi Holdings / Total Citigroup	41
Non-Accrual Assets
Total Citigroup	42
Citicorp	43
Citi Holdings	44

Reconciliation of Non-GAAP Financial Measures	45

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

							2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q		(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012		1Q12	2Q11	2011	2012	(Decrease)

Total Revenues, Net of Interest Expense	$20,622	$20,831	$17,174	$19,406	$18,642		(4)%	(10)%	$40,348	$38,048	(6)%
Total Operating Expenses	12,936	12,460	13,211	12,319	12,134		(2)%	(6)%	25,262	24,453	(3)%
Net Credit Losses	5,147	4,514	4,108	3,955	3,576		(10)%	(31)%	11,416	7,531	(34)%
Credit Reserve Build / (Release)	(1,966)	(1,465)	(1,464)	(1,127)	(991)		12%	50%	(5,336)	(2,118)	60%
Provision for Unfunded Lending Commitments	(13)	43	(4)	(38)	7		NM	NM	12	(31)	NM
Provision for Benefits & Claims	219	259	234	229	214		(7)%	(2)%	479	443	(8)%
Provision for Credit Losses and for Benefits and Claims	3,387	3,351	2,874	3,019	2,806		(7)%	(17)%	6,571	5,825	(11)%
Income from Continuing Operations before Income Taxes	4,299	5,020	1,089	4,068	3,702		(9)%	(14)%	8,515	7,770	(9)%
Income Taxes (benefits)	967	1,278	91	1,006	715		(29)%	(26)%	2,152	1,721	(20)%

Income from Continuing Operations	$3,332	$3,742	$998	$3,062	$2,987		(2)%	(10)%	$6,363	$6,049	(5)%
Income (Loss) from Discontinued Operations, net of Taxes	71	1	—	(5)	(1)		80%	NM	111	(6)	NM

Net Income before Attribution of Noncontrolling Interests	3,403	3,743	998	3,057	2,986		(2)%	(12)%	6,474	6,043	(7)%
Net Income Attributable to Noncontrolling Interests	62	(28)	42	126	40		(68)%	(35)%	134	166	24%
Citigroup’s Net Income	$3,341	$3,771	$956	$2,931	$2,946		1%	(12)%	$6,340	$5,877	(7)%

Diluted Earnings Per Share (1):
Income from Continuing Operations	$1.07	$1.23	$0.31	$0.96	$0.95		(1)%	(11)%	$2.05	$1.91	(7)%
Citigroup’s Net Income	$1.09	$1.23	$0.31	$0.95	$0.95		—	(13)%	$2.08	$1.91	(8)%
Shares (in millions) (1):
Average Basic	2,908.6	2,910.8	2,915.2	2,926.2	2,926.6		—	1%	2,906.5	2,926.4	1%
Average Diluted	2,997.0	2,998.6	3,003.0	3,014.5	3,015.0		—	1%	2,996.8	3,014.8	1%
Common Shares Outstanding, at period end	2,917.9	2,923.7	2,923.9	2,932.2	2,932.5		—	1%

Preferred Dividends - Basic	$9	$4	$9	$4	$9				$13	$13
Preferred Dividends - Diluted	$9	$4	$9	$4	$9				$13	$13

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$3,200	$3,696	$930	$2,878	$2,869		—	(10)%	$6,122	$5,747	(6)%
Citigroup’s Net Income	$3,270	$3,697	$930	$2,873	$2,868		—	(12)%	$6,231	$5,741	(8)%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$3,206	$3,702	$933	$2,882	$2,873		—	(10)%	$6,129	$5,755	(6)%
Citigroup’s Net Income	$3,276	$3,703	$933	$2,877	$2,872		—	(12)%	$6,238	$5,749	(8)%

Financial Ratios:
Tier 1 Common Ratio	11.62%	11.71%	11.80%	12.50%	12.7	%*
Tier 1 Capital Ratio	13.55%	13.45%	13.55%	14.26%	14.4	%*
Total Capital Ratio	17.18%	16.89%	16.99%	17.64%	17.7	%*
Leverage Ratio	7.05%	7.01%	7.19%	7.55%	7.7	%*
Return on Average Common Equity	7.7%	8.4%	2.1%	6.5%	6.5	%*

Balance Sheet Data, EOP (in billions of dollars, except Book Value per Share):
Total Assets	$1,956.6	$1,936.0	$1,873.9	$1,944.4	$1,916.5	*	(1)%	(2)%
Total Deposits	866.3	851.3	865.9	906.0	914.3	*	1%	6%
Citigroup’s Stockholders’ Equity	176.4	177.4	177.8	181.8	183.9	*	1%	4%
Citigroup Equity and Trust Securities (included in LT Debt)	192.4	193.5	193.9	197.9	199.9	*	1%	4%
Book Value Per Share (1)	$60.34	$60.56	$60.70	$61.90	$62.61	*	1%	4%
Tangible Book Value Per Share (1)	$48.75	$49.50	$49.74	$50.90	$51.81	*	2%	6%

Direct Staff (in thousands)	263	267	266	263	261		(1)%	(1)%

(1)          Earnings per share, book value per share and tangible book value per share reflect Citigroup’s 1-for-10 reverse stock split which was effective May 6, 2011.  Tangible book value per share is a non-GAAP financial measure.  See page 45 for a reconciliation of this measure to its most comparable GAAP measure.

Note:  Ratios and returns are calculated based on the displayed numbers.

NM  Not meaningful

*                 Preliminary

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)
Revenues
Interest revenue	$18,586	$18,145	$17,795	$17,537	$17,034	(3)%	(8)%	$36,741	$34,571	(6)%
Interest expense	6,438	6,031	5,712	5,590	5,441	(3)%	(15)%	12,491	11,031	(12)%
Net interest revenue	12,148	12,114	12,083	11,947	11,593	(3)%	(5)%	24,250	23,540	(3)%

Commissions and fees	3,557	3,043	2,882	3,138	3,079	(2)%	(13)%	6,925	6,217	(10)%
Principal transactions	2,616	2,103	(652)	1,931	1,640	(15)%	(37)%	5,783	3,571	(38)%
Administrative and other fiduciary fees	1,068	945	885	981	1,037	6%	(3)%	2,165	2,018	(7)%
Realized gains (losses) on investments	583	765	69	1,925	273	(86)%	(53)%	1,163	2,198	89%
Other-than temporary impairment losses on investments and other assets (1)	(171)	(146)	(230)	(1,305)	(128)	90%	25%	(1,878)	(1,433)	24%
Insurance premiums	684	658	633	635	621	(2)%	(9)%	1,356	1,256	(7)%
Other revenue	137	1,349	1,504	154	527	NM	NM	584	681	17%
Total non-interest revenues	8,474	8,717	5,091	7,459	7,049	(5)%	(17)%	16,098	14,508	(10)%
Total revenues, net of interest expense	20,622	20,831	17,174	19,406	18,642	(4)%	(10)%	40,348	38,048	(6)%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	5,147	4,514	4,108	3,955	3,576	(10)%	(31)%	11,416	7,531	(34)%
Credit reserve build / (release)	(1,966)	(1,465)	(1,464)	(1,127)	(991)	12%	50%	(5,336)	(2,118)	60%
Provision for loan losses	3,181	3,049	2,644	2,828	2,585	(9)%	(19)%	6,080	5,413	(11)%
Policyholder benefits and claims	219	259	234	229	214	(7)%	(2)%	479	443	(8)%
Provision for unfunded lending commitments	(13)	43	(4)	(38)	7	NM	NM	12	(31)	NM
Total provisions for credit losses and for benefits and claims	3,387	3,351	2,874	3,019	2,806	(7)%	(17)%	6,571	5,825	(11)%

Operating Expenses
Compensation and benefits	6,669	6,223	6,387	6,385	6,127	(4)%	(8)%	13,078	12,512	(4)%
Premises and Equipment	832	860	809	799	806	1%	(3)%	1,657	1,605	(3)%
Technology / communication expense	1,275	1,306	1,338	1,382	1,481	7%	16%	2,489	2,863	15%
Advertising and marketing expense	627	635	687	503	591	17%	(6)%	1,024	1,094	7%
Other operating	3,533	3,436	3,990	3,250	3,129	(4)%	(11)%	7,014	6,379	(9)%
Total operating expenses	12,936	12,460	13,211	12,319	12,134	(2)%	(6)%	25,262	24,453	(3)%

Income from Continuing Operations before Income Taxes	4,299	5,020	1,089	4,068	3,702	(9)%	(14)%	8,515	7,770	(9)%
Provision (benefits) for income taxes	967	1,278	91	1,006	715	(29)%	(26)%	2,152	1,721	(20)%

Income from Continuing Operations	3,332	3,742	998	3,062	2,987	(2)%	(10)%	6,363	6,049	(5)%
Discontinued Operations (2)
Income (Loss) from Discontinued Operations	(17)	(5)	(15)	(3)	—			43	(3)
Gain (Loss) on Sale	126	16	9	(1)	—			130	(1)
Provision (benefits) for income taxes	38	10	(6)	1	1			62	2
Income (Loss) from Discontinued Operations, net of taxes	71	1	—	(5)	(1)	80%	NM	111	(6)	NM
Net Income before attribution of Noncontrolling Interests	3,403	3,743	998	3,057	2,986	(2)%	(12)%	6,474	6,043	(7)%

Net Income attributable to noncontrolling interests	62	(28)	42	126	40	(68)%	(35)%	134	166	24%
Citigroup’s Net Income	$3,341	$3,771	$956	$2,931	$2,946	1%	(12)%	$6,340	$5,877	(7)%

(1)	First quarter of 2012 includes the recognition of a $1,181 million impairment charge related to Citi’s investment in Akbank T.A.S.

(2)	Discontinued operations includes:
a) The sale of Nikko Cordial Securities to Sumitomo Mitsui Banking Corporation.
b) The sale of The Student Loan Corporation.
c) The sale of the Egg Credit Card business.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						2Q12 Increase
	June 30,	September 30,	December 31,	March 31,	June 30,	(Decrease) from
	2011	2011	2011	2012	2012 (1)	1Q12	4Q11
Assets
Cash and due from banks (including segregated cash and other deposits)	$27,766	$28,950	$28,701	$26,505	$33,927	28%	18%
Deposits with banks	156,181	159,338	155,784	183,949	155,054	(16)%	—
Fed funds sold and securities borr’d or purch under agree. to resell	283,976	290,645	275,849	289,057	272,664	(6)%	(1)%
Brokerage receivables	40,695	37,992	27,777	39,443	35,340	(10)%	27%
Trading account assets	322,349	320,637	291,734	307,050	310,246	1%	6%
Investments
Available-for-sale and non-marketable equity securities	294,664	273,791	281,930	287,197	294,577	3%	4%
Held-to-maturity	14,910	12,866	11,483	10,126	11,349	12%	(1)%
Total Investments	309,574	286,657	293,413	297,323	305,926	3%	4%
Loans, net of unearned income
Consumer	439,939	424,212	423,340	416,103	409,127	(2)%	(3)%
Corporate	207,561	213,027	223,902	231,919	245,841	6%	10%
Loans, net of unearned income	647,500	637,239	647,242	648,022	654,968	1%	1%
Allowance for loan losses	(34,362)	(32,052)	(30,115)	(29,020)	(27,611)	5%	8%
Total loans, net	613,138	605,187	617,127	619,002	627,357	1%	2%
Goodwill	26,621	25,496	25,413	25,810	25,483	(1)%	—
Intangible assets (other than MSRs)	7,136	6,800	6,600	6,413	6,156	(4)%	(7)%
Mortgage servicing rights (MSRs)	4,258	2,852	2,569	2,691	2,117	(21)%	(18)%
Other assets	164,932	171,438	148,911	147,180	142,181	(3)%	(5)%
Assets related to discontinued operations held for sale	—	—	—	—	—	—	—
Total assets	$1,956,626	$1,935,992	$1,873,878	$1,944,423	$1,916,451	(1)%	2%

Liabilities
Non-interest-bearing deposits in U.S. offices	$86,631	$103,129	$119,437	$122,305	$120,324	(2)%	1%
Interest-bearing deposits in U.S. offices	220,436	218,595	223,851	228,357	233,696	2%	4%
Total U.S. Deposits	307,067	321,724	343,288	350,662	354,020	1%	3%
Non-interest-bearing deposits in offices outside the U.S.	61,898	58,564	57,357	60,691	59,745	(2)%	4%
Interest-bearing deposits in offices outside the U.S.	497,345	470,993	465,291	494,659	500,543	1%	8%
Total International Deposits	559,243	529,557	522,648	555,350	560,288	1%	7%

Total deposits	866,310	851,281	865,936	906,012	914,308	1%	6%
Fed funds purch and securities loaned or sold under agree. to repurch.	203,843	223,612	198,373	226,008	214,851	(5)%	8%
Brokerage payables	57,245	56,093	56,696	56,966	59,133	4%	4%
Trading account liabilities	152,307	148,851	126,082	135,956	128,818	(5)%	2%
Short-term borrowings	72,889	65,818	54,441	55,611	58,698	6%	8%
Long-term debt	352,458	333,824	323,505	311,079	288,334	(7)%	(11)%
Other liabilities (2)	72,929	77,171	69,272	69,068	66,470	(4)%	(4)%
Liabilities related to discontinued operations held for sale	—	—	—	—	—	—	—
Total liabilities	$1,777,981	$1,756,650	$1,694,305	$1,760,700	$1,730,612	(2)%	2%

Equity
Stockholders’ Equity
Preferred Stock	$312	$312	$312	$312	$312	—	—
Common Stock	29	29	29	29	29	—	—
Additional paid-in capital	103,475	105,562	105,804	105,787	105,962	—	—
Retained earnings	85,857	89,602	90,520	93,310	96,216	3%	6%
Treasury stock	(1,087)	(1,089)	(1,071)	(883)	(859)	3%	20%
Accumulated other comprehensive income (loss)	(12,222)	(17,044)	(17,788)	(16,735)	(17,749)	(6)%	—
Total Common Equity	$176,052	$177,060	$177,494	$181,508	$183,599	1%	3%

Total Citigroup stockholders’ equity	$176,364	$177,372	$177,806	$181,820	$183,911	1%	3%
Noncontrolling interests	2,281	1,970	1,767	1,903	1,928	1%	9%
Total equity	178,645	179,342	179,573	183,723	185,839	1%	3%
Total liabilities and equity	$1,956,626	$1,935,992	$1,873,878	$1,944,423	$1,916,451	(1)%	2%

(1)	Preliminary

(2)

Includes allowance for credit losses for letters of credit and unfunded lending commitments of $1,097 million for the second quarter of 2011, $1,139 million for the third quarter of 2011, $1,136 million for the fourth quarter of 2011, $1,097 million for the first quarter of 2012 and $1,104 million for the second quarter of 2012, respectively.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUE (In millions of dollars)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)

CITICORP
Global Consumer Banking
North America	$4,949	$5,100	$5,167	$5,198	$5,135	(1)%	4%	$9,892	$10,333	4%
EMEA	410	379	348	378	366	(3)%	(11)%	831	744	(10)%
Latin America	2,408	2,417	2,350	2,441	2,322	(5)%	(4)%	4,702	4,763	1%
Asia	2,026	2,067	2,020	1,997	1,948	(2)%	(4)%	3,922	3,945	1%
Total	9,793	9,963	9,885	10,014	9,771	(2)%	—	19,347	19,785	2%

Securities and Banking
North America	2,125	2,445	660	1,348	1,926	43%	(9)%	4,453	3,274	(26)%
EMEA	1,642	2,299	1,219	1,954	1,609	(18)%	(2)%	3,703	3,563	(4)%
Latin America	682	521	579	755	757	—	11%	1,270	1,512	19%
Asia	1,033	1,460	736	1,218	1,113	(9)%	8%	2,078	2,331	12%
Total	5,482	6,725	3,194	5,275	5,405	2%	(1)%	11,504	10,680	(7)%
Transaction Services
North America	609	620	605	641	665	4%	9%	1,219	1,306	7%
EMEA	898	893	858	894	930	4%	4%	1,735	1,824	5%
Latin America	439	444	413	451	455	1%	4%	856	906	6%
Asia	731	759	748	757	757	—	4%	1,429	1,514	6%
Total	2,677	2,716	2,624	2,743	2,807	2%	5%	5,239	5,550	6%

Total Citicorp	17,952	19,404	15,703	18,032	17,983	—	—	36,090	36,015	—

Corporate / Other	263	300	383	500	(265)	NM	NM	202	235	16%

Total Citicorp & Corp / Other	18,215	19,704	16,086	18,532	17,718	(4)%	(3)%	36,292	36,250	—

CITI HOLDINGS
Brokerage and Asset Management	47	55	43	(46)	87	NM	85%	184	41	(78)%
Local Consumer Lending	1,345	1,299	1,279	1,326	931	(30)%	(31)%	2,864	2,257	(21)%
Special Asset Pool	1,015	(227)	(234)	(406)	(94)	77%	NM	1,008	(500)	NM
Total Citi Holdings	2,407	1,127	1,088	874	924	6%	(62)%	4,056	1,798	(56)%

Total Citigroup - Net Revenues	20,622	20,831	17,174	$19,406	$18,642	(4)%	(10)%	40,348	38,048	(6)%

Credit valuation adjustment (CVA) on derivatives (excluding monolines), net of hedges; and debt valuation adjustments (DVA) on Citigroup’s fair value option debt (*)	164	1,938	(40)	(1,288)	219	NM	34%	(92)	(1,069)	NM

Total Citigroup - Net Revenues - Excluding DVA/CVA	$20,458	$18,893	$17,214	$20,694	$18,423	(11)%	(10)%	40,440	39,117	(3)%

(*)     Included, as applicable, in Citicorp-Securities and Banking and Citi Holdings-Special Asset Pool lines above.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$1,111	$1,103	$944	$1,317	$1,196	(9)%	8%	$2,048	$2,513	23%
EMEA	33	9	(4)	(7)	17	NM	(48)%	90	10	(89)%
Latin America	396	339	370	375	329	(12)%	(17)%	869	704	(19)%
Asia	479	562	410	503	448	(11)%	(6)%	932	951	2%
Total	2,019	2,013	1,720	2,188	1,990	(9)%	(1)%	3,939	4,178	6%

Securities and Banking
North America	347	674	(441)	128	488	NM	41%	811	616	(24)%
EMEA	341	735	160	512	365	(29)%	7%	1,105	877	(21)%
Latin America	296	207	198	342	325	(5)%	10%	569	667	17%
Asia	210	526	(51)	307	250	(19)%	19%	420	557	33%
Total	1,194	2,142	(134)	1,289	1,428	11%	20%	2,905	2,717	(6)%
Transaction Services
North America	129	112	68	126	124	(2)%	(4)%	235	250	6%
EMEA	286	286	283	315	332	5%	16%	561	647	15%
Latin America	160	168	139	178	185	4%	16%	332	363	9%
Asia	289	316	277	302	274	(9)%	(5)%	572	576	1%
Total	864	882	767	921	915	(1)%	6%	1,700	1,836	8%

Total Citicorp	4,077	5,037	2,353	4,398	4,333	(1)%	6%	8,544	8,731	2%

Corporate / Other	(134)	(74)	(41)	(312)	(427)	(37)%	NM	(613)	(739)	(21)%

Total Citicorp & Corp / Other	3,943	4,963	2,312	4,086	3,906	(4)%	(1)%	7,931	7,992	1%

CITI HOLDINGS
Brokerage and Asset Management	(100)	(83)	(93)	(136)	(24)	82%	76%	(110)	(160)	(45)%
Local Consumer Lending	(1,189)	(1,011)	(1,204)	(633)	(821)	(30)%	31%	(2,198)	(1,454)	34%
Special Asset Pool	678	(127)	(17)	(255)	(74)	71%	NM	740	(329)	NM
Total Citi Holdings	(611)	(1,221)	(1,314)	(1,024)	(919)	10%	(50)%	(1,568)	(1,943)	(24)%

Income From Continuing Operations	3,332	3,742	998	3,062	2,987	(2)%	(10)%	6,363	6,049	(5)%
Discontinued Operations	71	1	—	(5)	(1)	80%	NM	111	(6)	NM

Net Income Attributable to Noncontrolling Minority Interests	62	(28)	42	126	40	(68)%	(35)%	134	166	24%

Citigroup’s Net Income	$3,341	$3,771	$956	$2,931	$2,946	1%	(12)%	$6,340	$5,877	(7)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP STATEMENT OF INCOME AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)
Revenues
Net interest revenue	$11,163	$11,363	$11,153	$11,233	$11,033	(2)%	(1)%	$22,222	$22,266	—
Non-interest revenue	6,789	8,041	4,550	6,799	6,950	2%	2%	13,868	13,749	(1)%
Total revenues, net of interest expense	17,952	19,404	15,703	18,032	17,983	—	—	36,090	36,015	—

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	2,982	2,632	2,595	2,220	2,246	1%	(25)%	6,232	4,466	(28)%
Credit reserve build / (release)	(1,391)	(932)	(851)	(576)	(741)	(29)%	47%	(3,202)	(1,317)	59%
Provision for loan losses	1,591	1,700	1,744	1,644	1,505	(8)%	(5)%	3,030	3,149	4%
Provision for benefits & claims	36	56	45	58	50	(14)%	39%	91	108	19%
Provision for unfunded lending commitments	(5)	45	48	(12)	26	NM	NM	(1)	14	NM
Total provisions for credit losses and for benefits and claims	1,622	1,801	1,837	1,690	1,581	(6)%	(3)%	3,120	3,271	5%

Total operating expenses	10,669	10,427	10,844	10,305	10,300	—	(3)%	20,905	20,605	(1)%

Income from Continuing Operations before
Income Taxes	5,661	7,176	3,022	6,037	6,102	1%	8%	12,065	12,139	1%
Provision for income taxes	1,584	2,139	669	1,639	1,769	8%	12%	3,521	3,408	(3)%

Income from Continuing Operations	4,077	5,037	2,353	4,398	4,333	(1)%	6%	8,544	8,731	2%
Net Income (loss) attributable to noncontrolling interests	12	6	27	61	30	(51)%	NM	23	91	NM
Citicorp’s Net Income	$4,065	$5,031	$2,326	$4,337	$4,303	(1)%	6%	$8,521	$8,640	1%

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,423	$1,406	$1,365	$1,424	$1,436	1%	1%
Average Assets	$1,422	$1,423	$1,390	$1,400	$1,429	2%	—	$1,394	$1,415	2%
Return on Assets	1.15%	1.40%	0.66%	1.25%	1.21%			1.23%	1.22%
Total EOP Deposits	$791	$779	$799	$839	$845	1%	7%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)

Net Interest Revenue	$7,411	$7,515	$7,425	$7,373	$7,197	(2)%	(3)%	$14,743	$14,570	(1)%
Non-Interest Revenue	2,382	2,448	2,460	2,641	2,574	(3)%	8%	4,604	5,215	13%
Total Revenues, Net of Interest Expense	9,793	9,963	9,885	10,014	9,771	(2)%	—	19,347	19,785	2%
Total Operating Expenses	5,357	5,382	5,578	5,210	5,313	2%	(1)%	10,448	10,523	1%
Net Credit Losses	2,832	2,545	2,423	2,278	2,124	(7)%	(25)%	5,872	4,402	(25)%
Credit Reserve Build / (Release)	(1,335)	(964)	(713)	(734)	(728)	1%	45%	(2,752)	(1,462)	47%
Provision for Unfunded Lending Commitments	3	—	—	(1)	—	100%	(100)%	3	(1)	NM
Provision for Benefits & Claims	36	56	45	58	50	(14)%	39%	91	108	19%
Provision for Loan Losses and for Benefits and Claims	1,536	1,637	1,755	1,601	1,446	(10)%	(6)%	3,214	3,047	(5)%
Income from Continuing Operations before Taxes	2,900	2,944	2,552	3,203	3,012	(6)%	4%	5,685	6,215	9%
Income Taxes	881	931	832	1,015	1,022	1%	16%	1,746	2,037	17%
Income from Continuing Operations	2,019	2,013	1,720	2,188	1,990	(9)%	(1)%	3,939	4,178	6%
Net Income (loss) Attributable to Noncontrolling Interests	3	1	(2)	1	(1)	NM	NM	1	—	(100)%
Net Income	$2,016	$2,012	$1,722	$2,187	$1,991	(9)%	(1)%	$3,938	$4,178	6%
Average Assets (in billions of dollars)	$377	$380	$380	$384	$381	(1)%	1%	$372	$383	3%
Return on Assets	2.14%	2.10%	1.80%	2.29%	2.10%			2.13%	2.19%

Net Credit Losses as a % of Average Loans	4.12%	3.64%	3.44%	3.19%	3.02%

Revenue by Business
Retail Banking	$4,143	$4,173	$4,148	$4,518	$4,394	(3)%	6%	$8,077	$8,912	10%
Cards (1)	5,650	5,790	5,737	5,496	5,377	(2)%	(5)%	11,270	10,873	(4)%
Total	$9,793	$9,963	$9,885	$10,014	$9,771	(2)%	—	$19,347	$19,785	2%

Net Credit Losses by Business
Retail Banking	$302	$298	$309	$282	$276	(2)%	(9)%	$583	$558	(4)%
Cards (1)	2,530	2,247	2,114	1,996	1,848	(7)%	(27)%	5,289	3,844	(27)%
Total	$2,832	$2,545	$2,423	$2,278	$2,124	(7)%	(25)%	$5,872	$4,402	(25)%

Income (loss) from Continuing Operations by Business
Retail Banking	$631	$628	$585	$812	$791	(3)%	25%	$1,310	$1,603	22%
Cards (1)	1,388	1,385	1,135	1,376	1,199	(13)%	(14)%	2,629	2,575	(2)%
Total	$2,019	$2,013	$1,720	$2,188	$1,990	(9)%	(1)%	$3,939	$4,178	6%

(1)  Includes both Citi-Branded Cards and Citi Retail Services.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 2

						2Q12 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2011	2011	2011	2012	2012	1Q12	2Q11

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	4,212	4,192	4,204	4,150	4,080	(2)%	(3)%
Accounts (in millions)	61.8	62.4	62.3	64.1	65.2	2%	6%
Average Deposits	$316.9	$315.4	$313.2	$318.6	$317.5	0%	—
Investment Sales	$20.8	$17.6	$14.9	$21.6	$19.4	(10)%	(7)%
Investment AUMs	$145.7	$128.6	$131.2	$143.1	$139.6	(2)%	(4)%
Average Loans	$127.1	$129.2	$131.4	$139.3	$138.5	(1)%	9%
EOP Loans:
Real Estate Lending	$66.9	$67.1	$70.8	$73.8	$72.4	(2)%	8%
Commercial Markets	37.1	36.3	36.4	38.1	38.3	1%	3%
Personal and Other	25.5	24.5	26.8	28.1	28.3	1%	11%
EOP Loans	$129.5	$127.9	$134.0	$140.0	$139.0	(1)%	7%

Net Interest Revenue (in millions) (1)	$2,706	$2,724	$2,707	$2,746	$2,682	(2)%	(1)%
As a % of Average Loans	8.54%	8.36%	8.17%	7.93%	7.79%

Net Credit Losses (in millions)	$302	$298	$309	$282	$276	(2)%	(9)%
As a % of Average Loans	0.95%	0.92%	0.93%	0.81%	0.80%
Loans 90+ Days Past Due (in millions) (2)	$812	$761	$737	$811	$837	3%	3%
As a % of EOP Loans	0.63%	0.60%	0.56%	0.58%	0.61%
Loans 30-89 Days Past Due (in millions) (2)	$1,088	$977	$1,040	$1,032	$1,049	2%	(4)%
As a % of EOP Loans	0.85%	0.77%	0.78%	0.74%	0.76%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts	137.3	137.1	137.6	135.0	134.1	(1)%	(2)%
Purchase Sales	$90.4	$89.8	$95.2	$85.4	$90.5	6%	—

Average Loans (in billions) (3)	$148.4	$148.5	$148.4	$148.3	$144.1	(3)%	(3)%
EOP Loans (in billions) (3)	$150.5	$147.5	$153.4	$146.2	$145.4	(1)%	(3)%
Average Yield (4)	14.28%	14.18%	14.00%	14.04%	13.86%
Net Interest Revenue (5)	$4,705	$4,791	$4,718	$4,627	$4,515	(2)%	(4)%
As a % of Average Loans (5)	12.72%	12.80%	12.61%	12.55%	12.60%
Net Credit Losses	$2,530	$2,247	$2,114	$1,996	$1,848	(7)%	(27)%
As a % of Average Loans	6.84%	6.00%	5.65%	5.41%	5.16%
Net Credit Margin (6)	$3,106	$3,525	$3,610	$3,487	$3,510	1%	13%
As a % of Average Loans (6)	8.39%	9.42%	9.65%	9.46%	9.80%
Loans 90+ Days Past Due	$2,893	$2,622	$2,637	$2,499	$2,221	(11)%	(23)%
As a % of EOP Loans	1.92%	1.78%	1.72%	1.71%	1.53%
Loans 30-89 Days Past Due	$3,205	$3,072	$3,032	$2,694	$2,400	(11)%	(25)%
As a % of EOP Loans	2.13%	2.08%	1.98%	1.84%	1.65%

(1) Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2) The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.   See Note 1 on North America Regional Consumer Banking on page 10.

(3) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4) Average yield is gross interest revenue earned divided by average loans.

(5) Net interest revenue includes certain fees that are recorded as interest revenue.

(6) Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)

Net Interest Revenue	$4,192	$4,268	$4,249	$4,125	$4,035	(2)%	(4)%	$8,398	$8,160	(3)%
Non-Interest Revenue	757	832	918	1,073	1,100	3%	45%	1,494	2,173	45%
Total Revenues, Net of Interest Expense	4,949	5,100	5,167	5,198	5,135	(1)%	4%	9,892	10,333	4%
Total Operating Expenses	2,331	2,409	2,672	2,341	2,451	5%	5%	4,609	4,792	4%
Net Credit Losses	2,136	1,854	1,739	1,629	1,511	(7)%	(29)%	4,508	3,140	(30)%
Credit Reserve Build / (Release)	(1,240)	(955)	(785)	(841)	(814)	3%	34%	(2,441)	(1,655)	32%
Provision for Unfunded Lending Commitments	(1)	(1)	1	—	—	—	100%	(1)	—	100%
Provision for Benefits & Claims	14	18	13	14	19	36%	36%	31	33	6%
Provision for Loan Losses and for Benefits and Claims	909	916	968	802	716	(11)%	(21)%	2,097	1,518	(28)%
Income from Continuing Operations before Taxes	1,709	1,775	1,527	2,055	1,968	(4)%	15%	3,186	4,023	26%
Income Taxes (benefits)	598	672	583	738	772	5%	29%	1,138	1,510	33%
Income from Continuing Operations	1,111	1,103	944	1,317	1,196	(9)%	8%	2,048	2,513	23%
Net Income (loss) Attributable to Noncontrolling Interests	—	—	—	—	—	—	—	—	—	—
Net Income	$1,111	$1,103	$944	$1,317	$1,196	(9)%	8%	$2,048	$2,513	23%
Average Assets (in billions of dollars)	$161	$167	$170	$169	$171	1%	6%	$162	$170	5%
Return on Assets	2.77%	2.62%	2.20%	3.13%	2.81%			2.55%	2.96%

Net Credit Losses as a % of Average Loans	5.90%	4.99%	4.60%	4.32%	4.07%

Revenue by Business
Retail Banking	$1,251	$1,282	$1,392	$1,628	$1,647	1%	32%	$2,439	$3,275	34%
Citi-Branded Cards	2,173	2,192	2,161	2,068	2,010	(3)%	(8)%	4,377	4,078	(7)%
Citi Retail Services	1,525	1,626	1,614	1,502	1,478	(2)%	(3)%	3,076	2,980	(3)%
Total	$4,949	$5,100	$5,167	$5,198	$5,135	(1)%	4%	$9,892	$10,333	4%

Net Credit Losses by Business
Retail Banking	$79	$65	$70	$62	$62	—	(22)%	$167	$124	(26)%
Citi-Branded Cards	1,231	1,099	986	902	840	(7)%	(32)%	2,583	1,742	(33)%
Citi Retail Services	826	690	683	665	609	(8)%	(26)%	1,758	1,274	(28)%
Total	$2,136	$1,854	$1,739	$1,629	$1,511	(7)%	(29)%	$4,508	$3,140	(30)%

Income (loss) from Continuing Operations by Business
Retail Banking	$96	$118	$164	$331	$335	1%	NM	$181	$666	NM
Citi-Branded Cards	596	577	501	607	428	(29)%	(28)%	1,073	1,035	(4)%
Citi Retail Services	419	408	279	379	433	14%	3%	794	812	2%
Total	$1,111	$1,103	$944	$1,317	$1,196	(9)%	8%	$2,048	$2,513	23%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						2Q12 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2011	2011	2011	2012	2012	1Q12	2Q11

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,002	1,005	1,016	1,020	1,015	—	1%
Accounts (in millions)	12.9	12.9	12.7	12.5	12.5	—	(3)%
Investment Sales	$2.7	$2.6	$2.2	$2.4	$2.4	—	(11)%
Investment AUMs	$30.8	$28.3	$29.4	$31.1	$28.9	(7)%	(6)%

Average Deposits	$144.4	$145.4	$147.0	$149.2	$151.4	1%	5%

Average Loans	$33.6	$35.2	$37.3	$40.5	$41.1	1%	22%

EOP Loans:
Real Estate Lending	$27.2	$29.0	$31.4	$32.6	$32.6	—	20%
Commercial Markets	6.2	6.3	6.4	6.9	7.2	4%	16%
Personal and Other	1.1	1.2	1.1	1.1	1.1	—	—
Total EOP Loans	$34.5	$36.5	$38.9	$40.6	$40.9	1%	19%

Mortgage Originations	$11.0	$17.0	$21.1	$14.3	$12.9	(10)%	17%

Third Party Mortgage Servicing Portfolio (EOP)	$196.5	$196.6	$197.9	$196.7	$190.8	(3)%	(3)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$126.5	$186.5	$295.0	$532.6	$637.0	20%	NM

Net Interest Revenue on Loans (in mllions)	$176	$179	$181	$193	$200	4%	14%
As a % of Avg. Loans	2.10%	2.02%	1.93%	1.92%	1.96%

Net Credit Losses (in millions)	$79	$65	$70	$62	$62	—	(22)%
As a % of Avg. Loans	0.94%	0.73%	0.74%	0.62%	0.61%

Loans 90+ Days Past Due (in millions) (1)	$211	$232	$235	$260	$294	13%	39%
As a % of EOP Loans	0.63%	0.66%	0.63%	0.66%	0.74%
Loans 30-89 Days Past Due (in millions) (1)	$209	$218	$213	$183	$215	17%	3%
As a % of EOP Loans	0.62%	0.62%	0.57%	0.47%	0.54%

(1)          The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) were, $400 million and ($0.9 billion), $512 million and ($1.3 billion), $611 mlllion and ($1.3 billion), $718 mlllion and ($1.3 billion) and $748 mlllion and ($1.2 billion) as of June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $77 million and ($0.9 billion), $102 million and ($1.3 billion), $121 million and ($1.3 billion), $121 million and ($1.3 billion) and $124 million and ($1.2 billion) as of June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, respectively.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						2Q12 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2011	2011	2011	2012	2012	1Q12	2Q11

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	21.8	22.2	22.6	22.7	22.9	1%	5%
Purchase Sales (in billions)	$40.8	$40.5	$42.1	$38.2	$40.8	7%	—

Average Loans (in billions) (1)	$73.6	$74.0	$74.4	$73.5	$71.7	(2)%	(3)%

EOP Loans (in billions) (1)	$75.0	$75.1	$77.2	$72.7	$72.7	—	(3)%

Average Yield (2)	10.50%	10.35%	10.13%	10.19%	9.96%
Net Interest Revenue (3)	$1,754	$1,760	$1,731	$1,692	$1,631	(4)%	(7)%
As a % of Avg. Loans (3)	9.56%	9.44%	9.23%	9.26%	9.15%
Net Credit Losses	$1,231	$1,099	$986	$902	$840	(7)%	(32)%
As a % of Average Loans	6.71%	5.89%	5.26%	4.94%	4.71%
Net Credit Margin (4)	$938	$1,086	$1,170	$1,163	$1,164	—	24%
As a % of Avg. Loans (4)	5.11%	5.82%	6.24%	6.36%	6.53%
Loans 90+ Days Past Due	$1,214	$1,063	$1,016	$982	$830	(15)%	(32)%
As a % of EOP Loans	1.62%	1.42%	1.32%	1.35%	1.14%
Loans 30-89 Days Past Due	$1,142	$1,106	$1,078	$887	$744	(16)%	(35)%
As a % of EOP Loans	1.52%	1.47%	1.40%	1.22%	1.02%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	84.8	83.6	83.6	80.9	79.9	(1)%	(6)%
Purchase Sales (in billions)	$18.5	$17.7	$20.5	$15.5	$18.1	17%	(2)%

Average Loans (in billions) (1)	$38.1	$38.1	$38.3	$37.6	$36.5	(3)%	(4)%
EOP Loans (in billions) (1)	$38.3	$37.9	$39.9	$36.7	$36.6	—	(4)%

Average Yield (2)	18.23%	18.38%	18.02%	18.19%	18.14%
Net Interest Revenue (3)	$1,564	$1,650	$1,638	$1,577	$1,557	(1)%	—
As a % of Avg. Loans (3)	16.47%	17.18%	16.97%	16.87%	17.16%
Net Credit Losses	$826	$690	$683	$665	$609	(8)%	(26)%
As a % of Average Loans	8.70%	7.19%	7.08%	7.11%	6.71%
Net Credit Margin (4)	$689	$925	$923	$827	$856	4%	24%
As a % of Avg. Loans (4)	7.25%	9.63%	9.56%	8.85%	9.43%
Loans 90+ Days Past Due	$913	$902	$951	$845	$721	(15)%	(21)%
As a % of EOP Loans	2.38%	2.38%	2.38%	2.30%	1.97%
Loans 30-89 Days Past Due	$1,171	$1,205	$1,175	$995	$852	(14)%	(27)%
As a % of EOP Loans	3.06%	3.18%	2.94%	2.71%	2.33%

(1)          Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)          Average yield is gross interest revenue earned divided by average loans.

(3)          Net interest revenue includes certain fees that are recorded as interest revenue.

(4)          Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 1 (In millions of dollars, except as otherwise noted)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)

Net Interest Revenue	$248	$233	$224	$262	$256	(2)%	3%	$490	$518	6%
Non-Interest Revenue	162	146	124	116	110	(5)%	(32)%	341	226	(34)%
Total Revenues, Net of Interest Expense	410	379	348	378	366	(3)%	(11)%	831	744	(10)%
Total Operating Expenses	355	344	326	359	338	(6)%	(5)%	673	697	4%
Net Credit Losses	46	49	28	29	14	(52)%	(70)%	95	43	(55)%
Credit Reserve Build / (Release)	(55)	(32)	3	(5)	(13)	NM	76%	(89)	(18)	80%
Provision for Unfunded Lending Commitments	4	1	(1)	(1)	—	100%	(100)%	4	(1)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	(5)	18	30	23	1	(96)%	NM	10	24	NM
Income (loss) from Continuing Operations before Taxes	60	17	(8)	(4)	27	NM	(55)%	148	23	(84)%
Income Taxes (benefits)	27	8	(4)	3	10	NM	(63)%	58	13	(78)%
Income from Continuing Operations	33	9	(4)	(7)	17	NM	(48)%	90	10	(89)%
Net Income (loss) Attributable to Noncontrolling Interests	2	1	(3)	1	1	—	(50)%	2	2	—
Net Income	$31	$8	$(1)	$(8)	$16	NM	(48)%	$88	$8	(91)%
Average Assets (in billions of dollars)	$10	$10	$10	$9	$9	—	(10)%	$10	$9	(10)%
Return on Assets	1.24%	0.32%	(0.04)%	(0.36)%	0.72%			1.77%	0.18%

Net Credit Losses as a % of Average Loans	2.46%	2.70%	1.59%	1.62%	0.75%

Revenue by Business
Retail Banking	$234	$215	$199	$222	$214	(4)%	(9)%	$476	$436	(8)%
Citi-Branded Cards	176	164	149	156	152	(3)%	(14)%	355	308	(13)%
Total	$410	$379	$348	$378	$366	(3)%	(11)%	$831	$744	(10)%

Net Credit Losses by Business
Retail Banking	$23	$29	$12	$12	$7	(42)%	(70)%	$46	$19	(59)%
Citi-Branded Cards	23	20	16	17	7	(59)%	(70)%	49	24	(51)%
Total	$46	$49	$28	$29	$14	(52)%	(70)%	$95	$43	(55)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(11)	$(21)	$(18)	$(21)	$(7)	67%	36%	$2	$(28)	NM
Citi-Branded Cards	44	30	14	14	24	71%	(45)%	88	38	(57)%
Total	$33	$9	$(4)	$(7)	$17	NM	(48)%	$90	$10	(89)%

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 2

						2Q12 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2011	2011	2011	2012	2012	1Q12	2Q11

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	301	299	296	286	240	(16)%	(20)%
Accounts (in millions)	4.0	4.0	4.0	4.0	4.0	—	—
Average Deposits	$12.9	$12.4	$12.0	$12.5	$12.4	(1)%	(4)%
Investment Sales	$1.0	$1.0	$0.8	$1.0	$0.8	(20)%	(20)%
Investment AUMs	$5.5	$4.8	$4.7	$5.3	$5.0	(6)%	(9)%
Average Loans	$4.5	$4.4	$4.3	$4.4	$4.7	7%	4%
EOP Loans:						—	—
Real Estate Lending	$0.2	$0.2	$0.2	$0.2	$0.2	—	—
Commercial Markets	2.0	1.8	1.7	1.8	1.9	6%	(5)%
Personal and Other	2.5	2.3	2.3	2.5	2.5	—	—
Total EOP Loans	$4.7	$4.3	$4.2	$4.5	$4.6	2%	(2)%

Net Interest Revenue (in millions) (1)	$127	$118	$117	$145	$143	(1)%	13%
As a % of Average Loans (1)	11.32%	10.64%	10.79%	13.25%	12.24%
Net Credit Losses (in millions)	$23	$29	$12	$12	$7	(42)%	(70)%
As a % of Average Loans	2.05%	2.61%	1.11%	1.10%	0.60%
Loans 90+ Days Past Due (in millions)	$76	$65	$59	$62	$49	(21)%	(36)%
As a % of EOP Loans	1.62%	1.51%	1.40%	1.38%	1.07%
Loans 30-89 Days Past Due (in millions)	$132	$107	$94	$92	$78	(15)%	(41)%
As a % of EOP Loans	2.81%	2.49%	2.24%	2.04%	1.70%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	2.5	2.6	2.6	2.6	2.6	—	4%
Purchase Sales	$2.7	$2.6	$2.7	$2.7	$2.8	4%	4%
Average Loans (2)	$3.0	$2.8	$2.7	$2.8	$2.8	—	(7)%
EOP Loans (2)	$3.0	$2.7	$2.7	$2.9	$2.8	(3)%	(7)%
Average Yield (3)	19.86%	20.14%	19.81%	19.71%	19.17%	(3)%	(3)%

Net Interest Revenue (in millions) (4)	$121	$115	$107	$117	$113	(3)%	(7)%
As a % of Avg. Loans (4)	16.18%	16.29%	15.72%	16.81%	16.23%
Net Credit Losses (in millions)	$23	$20	$16	$17	$7	(59)%	(70)%
As a % of Average Loans	3.08%	2.83%	2.35%	2.44%	1.01%
Net Credit Margin (in millions) (5)	$153	$144	$133	$139	$145	4%	(5)%
As a % of Avg. Loans (5)	20.46%	20.40%	19.54%	19.97%	20.83%
Loans 90+ Days Past Due (in millions)	$54	$47	$44	$43	$43	—	(20)%
As a % of EOP Loans	1.80%	1.74%	1.63%	1.48%	1.54%
Loans 30-89 Days Past Due (in millions)	$72	$63	$59	$65	$61	(6)%	(15)%
As a % of EOP Loans	2.40%	2.33%	2.19%	2.24%	2.18%

(1)	Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.
(2)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(3)	Average yield is gross interest revenue earned divided by average loans.
(4)	Net interest revenue includes certain fees that are recorded as interest revenue.
(5)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)

Net Interest Revenue	$1,622	$1,654	$1,620	$1,659	$1,624	(2)%	—	$3,182	$3,283	3%
Non-Interest Revenue	786	763	730	782	698	(11)%	(11)%	1,520	1,480	(3)%
Total Revenues, Net of Interest Expense	2,408	2,417	2,350	2,441	2,322	(5)%	(4)%	4,702	4,763	1%
Total Operating Expenses	1,495	1,487	1,408	1,364	1,363	—	(9)%	2,861	2,727	(5)%
Net Credit Losses	425	406	446	430	400	(7)%	(6)%	832	830	—
Credit Reserve Build / (Release)	(21)	63	38	113	120	6%	NM	(168)	233	NM
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	22	38	32	44	31	(30)%	41%	60	75	25%
Provision for Loan Losses and for Benefits and Claims	426	507	516	587	551	(6)%	29%	724	1,138	57%
Income from Continuing Operations before Taxes	487	423	426	490	408	(17)%	(16)%	1,117	898	(20)%
Income Taxes	91	84	56	115	79	(31)%	(13)%	248	194	(22)%
Income from Continuing Operations	396	339	370	375	329	(12)%	(17)%	869	704	(19)%
Net Income (loss) Attributable to Noncontrolling Interests	1	—	1	—	(2)	—	NM	(1)	(2)	(100)%
Net Income	$395	$339	$369	$375	$331	(12)%	(16)%	$870	$706	(19)%
Average Assets (in billions of dollars)	$83	$80	$78	$81	$78	(4)%	(6)%	$80	$80	—
Return on Assets	1.91%	1.68%	1.88%	1.86%	1.71%			2.19%	1.77%

Net Credit Losses as a % of Average Loans	4.64%	4.43%	4.87%	4.31%	4.15%

Revenue by Business
Retail Banking	$1,398	$1,394	$1,343	$1,448	$1,378	(5)%	(1)%	$2,731	$2,826	3%
Citi-Branded Cards	1,010	1,023	1,007	993	944	(5)%	(7)%	1,971	1,937	(2)%
Total	$2,408	$2,417	$2,350	$2,441	$2,322	(5)%	(4)%	$4,702	$4,763	1%

Net Credit Losses by Business
Retail Banking	$117	$113	$142	$143	$135	(6)%	15%	$220	$278	26%
Citi-Branded Cards	308	293	304	287	265	(8)%	(14)%	612	552	(10)%
Total	$425	$406	$446	$430	$400	(7)%	(6)%	$832	$830	—

Income (loss) from Continuing Operations by Business
Retail Banking	$236	$169	$202	$202	$226	12%	(4)%	$531	$428	(19)%
Citi-Branded Cards	160	170	168	173	103	(40)%	(36)%	338	276	(18)%
Total	$396	$339	$370	$375	$329	(12)%	(17)%	$869	$704	(19)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA - PAGE 2

	2Q	3Q	4Q	1Q	2Q	2Q12 Increase (Decrease) from
	2011	2011	2011	2012	2012	1Q12	2Q11

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,210	2,215	2,221	2,201	2,198	—	(1)%
Accounts (in millions)	28.4	28.8	29.2	31.1	31.9	3%	12%
Average Deposits	$47.8	$45.5	$44.4	$46.0	$44.0	(4)%	(8)%
Investment Sales	$6.5	$5.5	$5.9	$9.8	$9.2	(6)%	42%
Investment AUMs	$57.5	$50.5	$51.9	$58.8	$58.3	(1)%	1%
Average Loans	$22.7	$22.6	$22.7	$25.7	$25.2	(2)%	11%
EOP Loans:
Real Estate Lending	$4.8	$4.3	$4.4	$5.1	$4.9	(4)%	2%
Commercial Markets	11.4	10.7	10.9	11.7	11.6	(1)%	2%
Personal and Other	7.0	6.6	8.3	9.3	9.4	1%	34%
Total EOP Loans	$23.2	$21.6	$23.6	$26.1	$25.9	(1)%	12%

Net Interest Revenue (in millions) (1)	$874	$906	$890	$938	$917	(2)%	5%
As a % of Avg. Loans (1)	15.44%	15.90%	15.55%	14.68%	14.64%
Net Credit Losses (in millions)	$117	$113	$142	$143	$135	(6)%	15%
As a % of Average Loans	2.07%	1.98%	2.48%	2.24%	2.15%
Loans 90+ Days Past Due (in millions)	$259	$240	$221	$244	$253	4%	(2)%
As a % of EOP Loans	1.12%	1.11%	0.94%	0.93%	0.98%
Loans 30-89 Days Past Due (in millions)	$301	$267	$289	$323	$316	(2)%	5%
As a % of EOP Loans	1.30%	1.24%	1.22%	1.24%	1.22%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	12.6	12.9	12.9	13.1	13.0	(1)%	3%
Purchase Sales (in billions)	$10.0	$10.3	$10.8	$10.2	$10.0	(2)%	—
Average Loans (in billions) (2)	$14.0	$13.8	$13.6	$14.4	$13.6	(6)%	(3)%
EOP Loans (in billions) (2)	$14.2	$12.9	$13.7	$14.3	$13.7	(4)%	(4)%
Average Yield (3)	22.83%	22.92%	23.52%	22.74%	22.91%	1%	—

Net Interest Revenue (in millions) (4)	748	$748	$730	$721	707	(2)%	(5)%
As a % of Avg. Loans (4)	21.43%	21.50%	21.30%	20.14%	20.91%
Net Credit Losses (in millions)	$308	$293	$304	$287	$265	(8)%	(14)%
As a % of Average Loans	8.82%	8.42%	8.87%	8.02%	7.84%
Net Credit Margin (in millions) (5)	$702	$730	$703	$706	$679	(4)%	(3)%
As a % of Avg. Loans (5)	20.11%	20.99%	20.51%	19.72%	20.08%
Loans 90+ Days Past Due	$462	$396	$412	$405	$405	—	(12)%
As a % of EOP Loans	3.25%	3.07%	3.01%	2.83%	2.96%
Loans 30-89 Days Past Due	$469	$398	$399	$426	$428	—	(9)%
As a % of EOP Loans	3.30%	3.09%	2.91%	2.98%	3.12%

(1)          Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)          Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)          Average yield is gross interest revenue earned divided by average loans.

(4)          Net interest revenue includes certain fees that are recorded as interest revenue.

(5)          Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 1 (In millions of dollars, except as otherwise noted)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)

Net Interest Revenue	$1,349	$1,360	$1,332	$1,327	$1,282	(3)%	(5)%	$2,673	$2,609	(2)%
Non-Interest Revenue	677	707	688	670	666	(1)%	(2)%	1,249	1,336	7%
Total Revenues, Net of Interest Expense	2,026	2,067	2,020	1,997	1,948	(2)%	(4)%	3,922	3,945	1%
Total Operating Expenses	1,176	1,142	1,172	1,146	1,161	1%	(1)%	2,305	2,307	—
Net Credit Losses	225	236	210	190	199	5%	(12)%	437	389	(11)%
Credit Reserve Build / (Release)	(19)	(40)	31	(1)	(21)	NM	(11)%	(54)	(22)	59%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	206	196	241	189	178	(6)%	(14)%	383	367	(4)%
Income from Continuing Operations before Taxes	644	729	607	662	609	(8)%	(5)%	1,234	1,271	3%
Income Taxes	165	167	197	159	161	1%	(2)%	302	320	6%
Income from Continuing Operations	479	562	410	503	448	(11)%	(6)%	932	951	2%
Net Income (loss) Attributable to Noncontrolling Interests	—	—	—	—	—	—	—	—	—	—
Net Income	$479	$562	$410	$503	$448	(11)%	(6)%	$932	$951	2%
Average Assets (in billions of dollars)	$123	$123	$122	$125	$123	(2)%	—	$121	$124	2%
Return on Assets	1.56%	1.81%	1.33%	1.62%	1.46%			1.55%	1.54%

Net Credit Losses as a % of Average Loans	1.05%	1.08%	0.96%	0.86%	0.92%

Revenue by Business
Retail Banking	$1,260	$1,282	$1,214	$1,220	$1,155	(5)%	(8)%	$2,431	$2,375	(2)%
Citi-Branded Cards	766	785	806	777	793	2%	4%	1,491	1,570	5%
Total	$2,026	$2,067	$2,020	$1,997	$1,948	(2)%	(4)%	$3,922	$3,945	1%

Net Credit Losses by Business
Retail Banking	$83	$91	$85	$65	$72	11%	(13)%	$150	$137	(9)%
Citi-Branded Cards	142	145	125	125	127	2%	(11)%	287	252	(12)%
Total	$225	$236	$210	$190	$199	5%	(12)%	$437	$389	(11)%

Income from Continuing Operations by Business
Retail Banking	$310	$362	$237	$300	$237	(21)%	(24)%	$596	$537	(10)%
Citi-Branded Cards	169	200	173	203	211	4%	25%	336	414	23%
Total	$479	$562	$410	$503	$448	(11)%	(6)%	$932	$951	2%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 2

						2Q12 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2011	2011	2011	2012	2012	1Q12	2Q11

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	699	673	671	643	627	(2)%	(10)%
Accounts (in millions)	16.5	16.7	16.4	16.5	16.8	2%	2%
Average Deposits	$111.8	$112.1	$109.8	$110.9	$109.7	(1)%	(2)%
Investment Sales	$10.6	$8.5	$6.0	$8.4	$7.0	(17)%	(34)%
Investment AUMs	$51.9	$45.0	$45.2	$47.9	$47.4	(1)%	(9)%
Average Loans	$66.3	$67.0	$67.1	$68.7	$67.5	(2)%	2%
EOP Loans:
Real Estate Lending	$34.7	$33.6	$34.8	$35.9	$34.7	(3)%	—
Commercial Markets	17.5	17.5	17.4	17.7	17.6	(1)%	1%
Personal and Other	14.9	14.4	15.1	15.2	15.3	1%	3%
Total EOP Loans	$67.1	$65.5	$67.3	$68.8	$67.6	(2)%	1%

Net Interest Revenue (in millions) (1)	$831	$842	$820	$807	$775	(4)%	(7)%
As a % of Avg. Loans (1)	5.03%	4.99%	4.85%	4.72%	4.62%
Net Credit Losses (in millions)	$83	$91	$85	$65	$72	11%	(13)%
As a % of Average Loans	0.50%	0.54%	0.50%	0.38%	0.43%
Loans 90+ Days Past Due (in millions)	$266	$224	$222	$245	$241	(2)%	(9)%
As a % of EOP Loans	0.40%	0.34%	0.33%	0.36%	0.36%
Loans 30-89 Days Past Due (in millions)	$446	$385	$444	$434	$440	1%	(1)%
As a % of EOP Loans	0.66%	0.59%	0.66%	0.63%	0.65%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	15.6	15.8	15.9	15.7	15.7	—	1%
Purchase Sales (in billions)	$18.4	$18.7	$19.1	$18.8	$18.8	—	2%
Average Loans (in billions) (2)	$19.7	$19.8	$19.4	$20.0	$19.5	(3)%	(1)%
EOP Loans (in billions) (2)	$20.0	$18.9	$19.9	$19.6	$19.6	—	(2)%
Average Yield (3)	13.82%	13.50%	13.41%	13.31%	13.16%	(1)%	(5)%
Net Interest Revenue (in millions) (4)	518	$518	$512	$520	507	(3)%	(2)%
As a % of Avg. Loans (4)	10.55%	10.38%	10.47%	10.46%	10.46%
Net Credit Losses (in millions)	$142	$145	$125	$125	$127	2%	(11)%
As a % of Average Loans	2.89%	2.91%	2.56%	2.51%	2.62%
Net Credit Margin (in millions) (5)	$624	$640	$681	$652	$666	2%	7%
As a % of Avg. Loans (5)	12.70%	12.82%	13.93%	13.11%	13.74%
Loans 90+ Days Past Due	$250	$214	$214	$224	$222	(1)%	(11)%
As a % of EOP Loans	1.25%	1.13%	1.08%	1.14%	1.13%
Loans 30-89 Days Past Due	$351	$300	$321	$321	$315	(2)%	(10)%
As a % of EOP Loans	1.76%	1.59%	1.61%	1.64%	1.61%

(1) Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3) Average yield is gross interest revenue earned divided by average loans.

(4) Net interest revenue includes certain fees that are recorded as interest revenue.

(5) Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)

Commissions and Fees	$1,133	$1,159	$1,024	$1,141	$1,081	(5)%	(5)%	2,266	2,222	(2)%
Administration and Other Fiduciary Fees	732	649	648	696	742	7%	1%	1,478	1,438	(3)%
Investment Banking	1,001	590	645	811	793	(2)%	(21)%	1,794	1,604	(11)%
Principal Transactions	1,288	1,665	(340)	1,916	1,434	(25)%	11%	3,548	3,350	(6)%
Other	253	1,530	113	(406)	326	NM	29%	178	(80)	NM
Total Non-Interest Revenue	4,407	5,593	2,090	4,158	4,376	5%	(1)%	9,264	8,534	(8)%
Net Interest Revenue (including Dividends)	3,752	3,848	3,728	3,860	3,836	(1)%	2%	7,479	7,696	3%
Total Revenues, Net of Interest Expense	8,159	9,441	5,818	8,018	8,212	2%	1%	16,743	16,230	(3)%
Total Operating Expenses	5,312	5,045	5,266	5,095	4,987	(2)%	(6)%	10,457	10,082	(4)%
Net Credit Losses	150	87	172	(58)	122	NM	(19)%	360	64	(82)%
Provision for Unfunded Lending Commitments	(8)	45	48	(11)	26	NM	NM	(4)	15	NM
Credit Reserve Build / (Release)	(56)	32	(138)	158	(13)	NM	77%	(450)	145	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	86	164	82	89	135	52%	57%	(94)	224	NM
Income from Continuing Operations before Taxes	2,761	4,232	470	2,834	3,090	9%	12%	6,380	5,924	(7)%
Income Taxes (Benefits)	703	1,208	(163)	624	747	20%	6%	1,775	1,371	(23)%
Income from Continuing Operations	2,058	3,024	633	2,210	2,343	6%	14%	4,605	4,553	(1)%
Net Income Attributable to Noncontrolling Interests	9	5	29	60	31	(48)%	NM	22	91	NM
Net Income	$2,049	$3,019	$604	$2,150	$2,312	8%	13%	$4,583	$4,462	(3)%
Average Assets (in billions of dollars)	$1,045	$1,043	$1,010	$1,016	$1,048	3%	—	$1,022	$1,032	1%
Return on Assets	0.79%	1.15%	0.24%	0.85%	0.89%			0.90%	0.87%

Revenue by Region
North America	$2,734	$3,065	$1,265	$1,989	$2,591	30%	(5)%	$5,672	$4,580	(19)%
EMEA	2,540	3,192	2,077	2,848	2,539	(11)%	—	5,438	5,387	(1)%
Latin America	1,121	965	992	1,206	1,212	—	8%	2,126	2,418	14%
Asia	1,764	2,219	1,484	1,975	1,870	(5)%	6%	3,507	3,845	10%
Total	$8,159	$9,441	$5,818	$8,018	$8,212	2%	1%	$16,743	$16,230	(3)%

Income from Continuing Operations by Region
North America	$476	$786	$(373)	$254	$612	NM	29%	$1,046	$866	(17)%
EMEA	627	1,021	443	827	697	(16)%	11%	1,666	1,524	(9)%
Latin America	456	375	337	520	510	(2)%	12%	901	1,030	14%
Asia	499	842	226	609	524	(14)%	5%	992	1,133	14%
Total	$2,058	$3,024	$633	$2,210	$2,343	6%	14%	$4,605	$4,553	(1)%

Average Loans by Region (in billions)
North America	$68	70	74	$76	$82	8%	21%	$67	$78	16%
EMEA	48	48	50	51	52	2%	8%	45	52	16%
Latin America	29	30	32	34	34	—	17%	27	34	26%
Asia	49	54	58	60	63	5%	29%	47	62	32%
Total	$194	$202	$214	$221	$231	5%	19%	$186	$226	22%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars, except as otherwise noted)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)

Net Interest Revenue	$2,272	$2,348	$2,214	$2,274	$2,302	1%	1%	$4,561	$4,576	—
Non-Interest Revenue	3,210	4,377	980	3,001	3,103	3%	(3)%	6,943	6,104	(12)%
Total Revenues, Net of Interest Expense	5,482	6,725	3,194	5,275	5,405	2%	(1)%	11,504	10,680	(7)%
Total Operating Expenses	3,897	3,578	3,736	3,707	3,575	(4)%	(8)%	7,699	7,282	(5)%
Net Credit Losses	151	70	178	(60)	97	NM	(36)%	354	37	(90)%
Provision for Unfunded Lending Commitments	(8)	54	36	(17)	26	NM	NM	(4)	9	NM
Credit Reserve Build / (Release)	(83)	50	(145)	135	(64)	NM	23%	(477)	71	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	60	174	69	58	59	2%	(2)%	(127)	117	NM
Income (Loss) from Continuing Operations before Taxes	1,525	2,973	(611)	1,510	1,771	17%	16%	3,932	3,281	(17)%
Income Taxes (Benefits)	331	831	(477)	221	343	55%	4%	1,027	564	(45)%
Income (Loss) from Continuing Operations	1,194	2,142	(134)	1,289	1,428	11%	20%	2,905	2,717	(6)%
Net Income Attributable to Noncontrolling Interests	4	—	24	56	26	(54)%	NM	13	82	NM
Net Income (Loss)	$1,190	$2,142	$(158)	$1,233	$1,402	14%	18%	$2,892	$2,635	(9)%
Average Assets (in billions of dollars)	914	910	877	884	912	3%	—	894	898	—
Return on Assets	0.52%	0.93%	(0.07)%	0.56%	0.62%			0.65%	0.59%

Revenue Details:
Investment Banking:
Advisory	$198	$184	$159	$110	$201	83%	2%	$341	$311	(9)%
Equity Underwriting	272	106	90	154	167	8%	(39)%	476	321	(33)%
Debt Underwriting	615	446	389	601	486	(19)%	(21)%	1,119	1,087	(3)%
Total Investment Banking	1,085	736	638	865	854	(1)%	(21)%	1,936	1,719	(11)%
Lending	357	1,032	165	56	608	NM	70%	612	664	8%
Equity Markets	812	635	240	619	599	(3)%	(26)%	1,882	1,218	(35)%
Fixed Income Markets	3,033	3,802	1,633	3,650	2,964	(19)%	(2)%	6,827	6,614	(3)%
Private Bank	555	557	519	570	572	—	3%	1,070	1,142	7%
Other Securities and Banking	(360)	(37)	(1)	(485)	(192)	60%	47%	(823)	(677)	18%
Total Securities and Banking Revenues	$5,482	$6,725	$3,194	$5,275	$5,405	2%	(1)%	$11,504	$10,680	(7)%

DVA/CVA {included as applicable in lines above} (1)	147	1,888	(74)	(1,376)	198	NM	35%	(82)	(1,178)	NM
Total Revenues Excluding DVA/CVA	$5,335	$4,837	$3,268	$6,651	$5,207	(22)%	(2)%	$11,586	$11,858	2%

(1) See page 4.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars, except as otherwise noted)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)

Net Interest Revenue	$1,480	$1,500	$1,514	$1,586	$1,534	(3)%	4%	$2,918	$3,120	7%
Non-Interest Revenue	1,197	1,216	1,110	1,157	1,273	10%	6%	2,321	2,430	5%
Total Revenues, Net of Interest Expense	2,677	2,716	2,624	2,743	2,807	2%	5%	5,239	5,550	6%
Total Operating Expenses	1,415	1,467	1,530	1,388	1,412	2%	—	2,758	2,800	2%
Net Credit Losses	(1)	17	(6)	2	25	NM	NM	6	27	NM
Provision for Unfunded Lending Commitments	—	(9)	12	6	—	(100)%	—	—	6	—
Credit Reserve Build / (Release)	27	(18)	7	23	51	NM	89%	27	74	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	26	(10)	13	31	76	NM	NM	33	107	NM
Income from Continuing Operations before Taxes	1,236	1,259	1,081	1,324	1,319	—	7%	2,448	2,643	8%
Income Taxes	372	377	314	403	404	—	9%	748	807	8%
Income from Continuing Operations	864	882	767	921	915	(1)%	6%	1,700	1,836	8%
Net Income Attributable to Noncontrolling Interests	5	5	5	4	5	25%	—	9	9	—
Net Income	$859	$877	$762	$917	$910	(1)%	6%	$1,691	$1,827	8%
Average Assets (in billions of dollars)	$131	$133	$133	$132	$136	3%	4%	$128	$134	5%
Return on Assets	2.63%	2.62%	2.27%	2.79%	2.69%			2.66%	2.73%

Revenue Details
Treasury and Trade Solutions	$1,936	$1,952	$1,965	$2,054	$2,112	3%	9%	3,780	4,166	10%
Securities and Fund Services	741	764	659	689	695	1%	(6)%	1,459	1,384	(5)%
Total	$2,677	$2,716	$2,624	$2,743	$2,807	2%	5%	$5,239	$5,550	6%

Average Deposits and Other Customer Liability Balances (in billions)
North America	85	91	94	$100	106	6%	25%	$82	$102	24%
EMEA	119	115	118	118	125	6%	5%	119	122	3%
Latin America	34	34	36	35	34	(3)%	—	33	35	6%
Asia	128	125	121	124	131	6%	2%	127	128	1%
Total	$366	$365	$369	$377	$396	5%	8%	$361	$387	7%

EOP Assets Under Custody (in trillions of dollars)	$13.0	$12.1	$12.0	$12.5	$12.2	(2)%	(6)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP North America (In millions of dollars, except as otherwise noted)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)

Net Interest Revenue	$5,314	$5,461	$5,353	$5,292	$5,321	1%	—	$10,752	$10,613	(1)%
Non-Interest Revenue	2,369	2,704	1,079	1,895	2,405	27%	2%	4,812	4,300	(11)%
Total Revenues, Net of Interest Expense	7,683	8,165	6,432	7,187	7,726	7%	1%	15,564	14,913	(4)%
Total Operating Expenses	4,434	4,321	4,672	4,343	4,448	2%	—	8,797	8,791	—
Net Credit Losses	2,253	1,894	1,816	1,547	1,564	1%	(31)%	4,780	3,111	(35)%
Credit Reserve Build / (Release)	(1,230)	(871)	(827)	(811)	(839)	(3)%	32%	(2,505)	(1,650)	34%
Provision Unfunded Lending Commitments	—	58	36	(17)	19	NM	—	9	2	(78)%
Provision for Benefits & Claims	14	18	13	14	19	36%	36%	31	33	6%
Provision for Credit Losses and for Benefits and Claims	1,037	1,099	1,038	733	763	4%	(26)%	2,315	1,496	(35)%
Income from Continuing Operations before Taxes	2,212	2,745	722	2,111	2,515	19%	14%	4,452	4,626	4%
Income Taxes	625	856	151	540	707	31%	13%	1,358	1,247	(8)%
Income from Continuing Operations	1,587	1,889	571	1,571	1,808	15%	14%	3,094	3,379	9%
Net Income (loss) Attributable to Noncontrolling Interests	(7)	(17)	3	32	10	(69)%	NM	(15)	42	NM
Net Income	$1,594	$1,906	$568	$1,539	$1,798	17%	13%	$3,109	$3,337	7%
Average Assets (in billions of dollars)	$592	$586	$584	$593	$614	4%	4%	$590	$604	2%
Return on Assets	1.08%	1.29%	0.39%	1.04%	1.18%			1.06%	1.11%

Revenue by Business
Retail Banking	$1,251	$1,282	$1,392	$1,628	$1,647	1%	32%	$2,439	$3,275	34%
Citi-Branded Cards	2,173	2,192	2,161	2,068	2,010	(3)%	(8)%	4,377	4,078	(7)%
Citi Retail Services	1,525	1,626	1,614	1,502	1,478	(2)%	(3)%	3,076	2,980	(3)%
Global Consumer Banking	4,949	5,100	5,167	5,198	5,135	(1)%	4%	9,892	10,333	4%
Securities and Banking	2,125	2,445	660	1,348	1,926	43%	(9)%	4,453	3,274	(26)%
Transaction Services	609	620	605	641	665	4%	9%	1,219	1,306	7%
Total	$7,683	$8,165	$6,432	$7,187	$7,726	7%	1%	$15,564	$14,913	(4)%

Income (loss) from Continuing Operations by Business
Retail Banking	$96	$118	$164	$331	$335	1%	NM	$181	$666	NM
Citi-Branded Cards	596	577	501	607	428	(29)%	(28)%	1,073	1,035	(4)%
Citi Retail Services	419	408	279	379	433	14%	3%	794	812	2%
Global Consumer Banking	1,111	1,103	944	1,317	1,196	(9)%	8%	2,048	2,513	23%
Securities and Banking	347	674	(441)	128	488	NM	41%	811	616	(24)%
Transaction Services	129	112	68	126	124	(2)%	(4)%	235	250	6%
Total	$1,587	$1,889	$571	$1,571	$1,808	15%	14%	$3,094	$3,379	9%

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (In millions of dollars, except as otherwise noted)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)

Net Interest Revenue	$1,087	$1,180	$1,174	$1,326	$1,211	(9)%	11%	$2,270	$2,537	12%
Non-Interest Revenue	1,863	2,391	1,251	1,900	1,694	(11)%	(9)%	3,999	3,594	(10)%
Total Revenues, Net of Interest Expense	2,950	3,571	2,425	3,226	2,905	(10)%	(2)%	6,269	6,131	(2)%
Total Operating Expenses	2,029	1,990	2,033	1,961	1,890	(4)%	(7)%	3,938	3,851	(2)%
Net Credit Losses	72	86	112	52	20	(62)%	(72)%	164	72	(56)%
Credit Reserve Build / (Release)	(105)	(30)	(164)	75	(38)	NM	64%	(379)	37	NM
Provision Unfunded Lending Commitments	(5)	(4)	12	5	7	40%	NM	(10)	12	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(38)	52	(40)	132	(11)	NM	71%	(225)	121	NM
Income from Continuing Operations before Taxes	959	1,529	432	1,133	1,026	(9)%	7%	2,556	2,159	(16)%
Income Taxes	299	499	(7)	313	312	—	4%	800	625	(22)%
Income from Continuing Operations	660	1,030	439	820	714	(13)%	8%	1,756	1,534	(13)%
Net Income (loss) Attributable to Noncontrolling Interests	17	22	22	28	22	(21)%	29%	38	50	32%
Net Income	$643	$1,008	$417	$792	$692	(13)%	8%	$1,718	$1,484	(14)%
Average Assets (in billions of dollars)	$297	$311	$300	$295	$298	1%	—	$280	$297	6%
Return on Assets	0.87%	1.29%	0.55%	1.08%	0.93%			1.24%	1.00%

Revenue by Business
Retail Banking	$234	$215	$199	$222	$214	(4)%	(9)%	$476	$436	(8)%
Citi-Branded Cards	176	164	149	156	152	(3)%	(14)%	355	308	(13)%
Regional Consumer Banking	410	379	348	378	366	(3)%	(11)%	$831	$744	(10)%
Securities and Banking	1,642	2,299	1,219	1,954	1,609	(18)%	(2)%	3,703	3,563	(4)%
Transaction Services	898	893	858	894	930	4%	4%	1,735	1,824	5%
Total	$2,950	$3,571	$2,425	$3,226	$2,905	(10)%	(2)%	$6,269	$6,131	(2)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(11)	$(21)	$(18)	$(21)	$(7)	67%	36%	$2	$(28)	NM
Citi-Branded Cards	44	30	14	14	24	71%	(45)%	88	38	(57)%
Regional Consumer Banking	33	9	(4)	(7)	17	NM	(48)%	$90	$10	(89)%
Securities and Banking	341	735	160	512	365	(29)%	7%	1,105	877	(21)%
Transaction Services	286	286	283	315	332	5%	16%	561	647	15%
Total	$660	$1,030	$439	$820	$714	(13)%	8%	$1,756	$1,534	(13)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (In millions of dollars, except as otherwise noted)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)

Net Interest Revenue	$2,478	$2,412	$2,360	$2,388	$2,335	(2)%	(6)%	$4,835	$4,723	(2)%
Non-Interest Revenue	1,051	970	982	1,259	1,199	(5)%	14%	1,993	2,458	23%
Total Revenues, Net of Interest Expense	3,529	3,382	3,342	3,647	3,534	(3)%	—	6,828	7,181	5%
Total Operating Expenses	1,934	1,934	1,879	1,802	1,785	—	—	3,734	3,587	(4)%
Net Credit Losses	423	413	458	430	432	—	2%	834	862	3%
Credit Reserve Build / (Release)	(13)	31	58	107	105	(2)%	NM	(252)	212	NM
Provision Unfunded Lending Commitments	—	(9)	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	22	38	32	44	31	(30)%	41%	60	75	25%
Provision for Credit Losses and for Benefits and Claims	432	473	548	581	568	(2)%	31%	642	1,149	79%
Income from Continuing Operations before Taxes	1,163	975	915	1,264	1,181	(7)%	2%	2,452	2,445	—
Income Taxes	311	261	208	369	342	(7)%	10%	682	711	4%
Income from Continuing Operations	852	714	707	895	839	(6)%	(2)%	1,770	1,734	(2)%
Net Income (loss) Attributable to Noncontrolling Interests	1	—	1	—	(3)	—	—	(2)	(3)	(50)%
Net Income	$851	$714	$706	$895	$842	(6)%	(1)%	$1,772	$1,737	(2)%
Average Assets (in billions of dollars)	$177	$169	$162	$167	$165	(1)%	(7)%	$174	$166	(5)%
Return on Assets	1.93%	1.68%	1.73%	2.16%	2.05%			2.05%	2.10%

Revenue by Business
Retail Banking	$1,398	$1,394	$1,343	$1,448	$1,378	(5)%	(1)%	$2,731	$2,826	3%
Citi-Branded Cards	1,010	1,023	1,007	993	944	(5)%	(7)%	1,971	1,937	(2)%
Regional Consumer Banking	2,408	2,417	2,350	2,441	2,322	(5)%	(4)%	$4,702	$4,763	1%
Securities and Banking	682	521	579	755	757	—	11%	1,270	1,512	19%
Transaction Services	439	444	413	451	455	1%	4%	856	906	6%
Total	$3,529	$3,382	$3,342	$3,647	$3,534	(3)%	—	$6,828	$7,181	5%

Income from Continuing Operations by Business
Retail Banking	$236	$169	$202	$202	$226	12%	(4)%	$531	$428	(19)%
Citi-Branded Cards	160	170	168	173	103	(40)%	(36)%	338	276	(18)%
Regional Consumer Banking	396	339	370	375	329	(12)%	(17)%	$869	$704	(19)%
Securities and Banking	296	207	198	342	325	(5)%	10%	569	667	17%
Transaction Services	160	168	139	178	185	4%	16%	332	363	9%
Total	$852	$714	$707	$895	$839	(6)%	(2)%	$1,770	$1,734	(2)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (In millions of dollars, except as otherwise noted)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)

Net Interest Revenue	$2,284	$2,310	$2,266	$2,227	$2,166	(3)%	(5)%	$4,365	$4,393	1%
Non-Interest Revenue	1,506	1,976	1,238	1,745	1,652	(5)%	10%	3,064	3,397	11%
Total Revenues, Net of Interest Expense	3,790	4,286	3,504	3,972	3,818	(4)%	1%	7,429	7,790	5%
Total Operating Expenses	2,272	2,182	2,260	2,199	2,177	(1)%	(4)%	4,436	4,376	(1)%
Net Credit Losses	234	239	209	191	230	20%	(2)%	454	421	(7)%
Credit Reserve Build / (Release)	(43)	(62)	82	53	31	(42)%	NM	(66)	84	NM
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	191	177	291	244	261	7%	37%	388	505	30%
Income from Continuing Operations before Taxes	1,327	1,927	953	1,529	1,380	(10)%	4%	2,605	2,909	12%
Income Taxes	349	523	317	417	408	(2)%	17%	681	825	21%
Income from Continuing Operations	978	1,404	636	1,112	972	(13)%	(1)%	1,924	2,084	8%
Net Income (loss) Attributable to Noncontrolling Interests	1	1	1	1	1	—	—	2	2	—
Net Income	$977	$1,403	$635	$1,111	$971	(13)%	(1)%	$1,922	$2,082	8%
Average Assets (in billions of dollars)	$356	$357	$344	$345	$352	2%	(1)%	$350	$349	—
Return on Assets	1.10%	1.56%	0.73%	1.30%	1.11%			1.11%	1.20%

Revenue by Business
Retail Banking	$1,260	$1,282	$1,214	$1,220	$1,155	(5)%	(8)%	$2,431	$2,375	(2)%
Citi-Branded Cards	766	785	806	777	793	2%	4%	1,491	1,570	5%
Regional Consumer Banking	2,026	2,067	2,020	1,997	1,948	(2)%	(4)%	$3,922	$3,945	1%
Securities and Banking	1,033	1,460	736	1,218	1,113	(9)%	8%	2,078	2,331	12%
Transaction Services	731	759	748	757	757	—	4%	1,429	1,514	6%
Total	$3,790	$4,286	$3,504	$3,972	$3,818	(4)%	1%	$7,429	$7,790	5%

Income from Continuing Operations by Business
Retail Banking	$310	$362	$237	$300	$237	(21)%	(24)%	$596	$537	(10)%
Citi-Branded Cards	169	200	173	203	211	4%	25%	336	414	23%
Regional Consumer Banking	479	562	410	503	448	(11)%	(6)%	$932	$951	2%
Securities and Banking	210	526	(51)	307	250	(19)%	19%	420	557	33%
Transaction Services	289	316	277	302	274	(9)%	(5)%	572	576	1%
Total	$978	$1,404	$636	$1,112	$972	(13)%	(1)%	$1,924	$2,084	8%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS STATEMENT OF INCOME AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)
Revenues
Net interest revenue	$1,035	$773	$843	$701	$581	(17)%	(44)%	2,067	1,282	(38)%
Non-interest revenue	1,372	354	245	173	343	98%	(75)%	1,989	516	(74)%
Total revenues, net of interest expense	2,407	1,127	1,088	874	924	6%	(62)%	4,056	1,798	(56)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses (1)	2,165	1,881	1,512	1,734	1,329	(23)%	(39)%	5,183	3,063	(41)%
Credit Reserve Build / (Release) (1)	(575)	(532)	(612)	(550)	(250)	55%	57%	(2,133)	(800)	62%
Provision for loan losses	1,590	1,349	900	1,184	1,079	(9)%	(32)%	3,050	2,263	(26)%
Provision for Benefits & Claims	183	204	188	171	165	(4)%	(10)%	387	336	(13)%
Provision for unfunded lending commitments	(8)	(3)	(51)	(26)	(19)	27%	NM	13	(45)	NM
Total provisions for credit losses and for benefits and claims	1,765	1,550	1,037	1,329	1,225	(8)%	(31)%	3,450	2,554	(26)%

Total operating expenses	1,654	1,512	1,855	1,219	1,237	1%	(25)%	3,097	2,456	(21)%

Income (Loss) from Continuing Operations before Income Taxes	(1,012)	(1,935)	(1,804)	(1,674)	(1,538)	8%	(52)%	(2,491)	(3,212)	(29)%
Provision (benefits) for income taxes	(401)	(714)	(490)	(650)	(619)	5%	(54)%	(923)	(1,269)	(37)%

Income (Loss) from Continuing Operations	(611)	(1,221)	(1,314)	(1,024)	(919)	10%	(50)%	(1,568)	(1,943)	(24)%

Net Income (loss) Attributable to Noncontrolling Interests	50	7	1	2	1	(50)%	(98)%	111	3	(97)%
Citi Holding’s Net Income (Loss)	$(661)	$(1,228)	$(1,315)	$(1,026)	$(920)	10%	(39)%	$(1,679)	$(1,946)	(16)%

Balance Sheet Data (in billions):

Total EOP Assets	$265	$247	$225	$209	$191	(9)%	(28)%

Total EOP Deposits	$70	$68	$62	$63	$63	(1)%	(11)%

(1)

The first quarter of 2012 includes approximately $370 million of incremental charge-offs of previously deferred principal balances on modified loans, related to anticipated forgiveness of principal largely in connection with the National Mortgage Settlement. There was a corresponding approximately $350 million release in the first quarter of 2012 of allowance for loan losses previously established related to these charge-offs.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS BROKERAGE AND ASSET MANAGEMENT (In millions of dollars, except as otherwise noted)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)

Net Interest Revenue	$(44)	$(42)	$(48)	$(129)	$(122)	5%	NM	$(90)	$(251)	NM
Non-Interest Revenue	91	97	91	83	209	NM	NM	274	292	7%
Total Revenues, Net of Interest Expense	47	55	43	(46)	87	NM	85%	184	41	(78)%
Total Operating Expenses	230	145	180	157	126	(20)%	(45)%	404	283	(30)%
Net Credit Losses	—	3	—	—	—	—	—	1	—	(100)%
Credit Reserve Build / (Release)	(2)	—	—	(1)	—	100%	100%	(3)	(1)	67%
Provision for Benefits & Claims	9	11	20	—	—	—	(100)%	17	—	(100)%
Provision for Unfunded Lending Commitments	1	(1)	(1)	—	—	—	(100)%	1	—	(100)%
Provision for Loan Losses and for Benefits and Claims	8	13	19	(1)	—	100%	(100)%	16	(1)	NM
Income (loss) from Continuing Operations before Taxes	(191)	(103)	(156)	(202)	(39)	81%	80%	(236)	(241)	(2)%
Income Taxes (benefits)	(91)	(20)	(63)	(66)	(15)	77%	84%	(126)	(81)	36%
Income (loss) from Continuing Operations	(100)	(83)	(93)	(136)	(24)	82%	76%	(110)	(160)	(45)%
Net Income (loss) Attributable to Noncontrolling Interests	1	7	(1)	1	1	—	—	3	2	(33)%
Net Income (Loss)	$(101)	$(90)	$(92)	$(137)	$(25)	82%	75%	$(113)	$(162)	(43)%
EOP Assets (in billions of dollars)	$27	$26	$27	$26	$21	19%	(22)%

EOP Deposits (in billions of dollars)	$55	$54	$55	$55	$55	—	—

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 1 (In millions of dollars, except as otherwise noted)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)

Net Interest Revenue	$1,214	$1,050	$985	$932	$780	(16)%	(36)%	$2,233	$1,712	(23)%
Non-Interest Revenue	131	249	294	394	151	(62)%	15%	631	545	(14)%
Total Revenues, Net of Interest Expense	1,345	1,299	1,279	1,326	931	(30)%	(31)%	2,864	2,257	(21)%
Total Operating Expenses	1,329	1,306	1,620	999	1,045	5%	(21)%	2,516	2,044	(19)%
Net Credit Losses (1)	1,946	1,676	1,535	1,752	1,289	(26)%	(34)%	4,293	3,041	(29)%
Credit Reserve Build / (Release) (1)	(182)	(255)	(426)	(520)	(186)	64%	(2)%	(738)	(706)	4%
Provision for Benefits & Claims	174	193	168	171	165	(4)%	(5)%	370	336	(9)%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	1,938	1,614	1,277	1,403	1,268	(10)%	(35)%	3,925	2,671	(32)%
Income (loss) from Continuing Operations before Taxes	(1,922)	(1,621)	(1,618)	(1,076)	(1,382)	(28)%	28%	(3,577)	(2,458)	31%
Income Taxes (benefits)	(733)	(610)	(414)	(443)	(561)	(27)%	23%	(1,379)	(1,004)	27%
Income (loss) from Continuing Operations	(1,189)	(1,011)	(1,204)	(633)	(821)	(30)%	31%	(2,198)	(1,454)	34%
Net Income (loss) Attributable to Noncontrolling Interests	—	—	2	1	—	(100)%	—	—	1	—
Net Income (Loss)	$(1,189)	$(1,011)	$(1,206)	$(634)	$(821)	(29)%	31%	$(2,198)	$(1,455)	34%
Average Assets (in billions of dollars)	$191	$184	$166	$157	$143	(9)%	(25)%	$197	$150	(24)%
EOP Assets (in billions of dollars)	$185	$176	$157	$147	$138	(6)%	(25)%

Net Credit Losses as a % of Average Loans	4.72%	4.29%	4.24%	5.31%	4.09%

Revenue by Business
International	$372	$199	$251	$359	$157	(56)%	(58)%	$462	$516	12%
North America	973	1,100	1,028	967	774	(20)%	(20)%	2,402	1,741	(28)%
Total Revenues	$1,345	$1,299	$1,279	$1,326	$931	(30)%	(31)%	$2,864	$2,257	(21)%

Net Credit Losses by Business
International	$286	$237	$193	$171	$154	(10)%	(46)%	$627	$325	(48)%
North America	1,660	1,439	1,342	1,581	1,135	(28)%	(32)%	3,666	2,716	(26)%
Total Net Credit Losses	$1,946	$1,676	$1,535	$1,752	$1,289	(26)%	(34)%	$4,293	$3,041	(29)%

Income (Loss) from Continuing Operations by Business
International	$(139)	$(159)	$(235)	$74	$(97)	NM	30%	$(479)	$(23)	95%
North America	(1,050)	(852)	(969)	(707)	(724)	(2)%	31%	(1,719)	(1,431)	17%
Total Income (Loss) from Continuing Operations	$(1,189)	$(1,011)	$(1,204)	$(633)	$(821)	(30)%	31%	$(2,198)	$(1,454)	34%

(1)    The first quarter of 2012 includes approximately $370 million of incremental charge-offs of previously deferred principal balances on modified loans, related to anticipated forgiveness of principal largely in connection with the National Mortgage Settlement.  There was a corresponding approximately $350 million release in the first quarter of 2012 of allowance for loan losses previously established related to these charge-offs.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 2 (In millions of dollars, except as otherwise noted)

						2Q12 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2011	2011	2011	2012	2012	1Q12	2Q11

International Key Indicators

Branches (actual)	498	408	395	394	330	(16)%	(34)%

Average Loans (in billions) (1)	$17.9	$15.9	$14.4	$10.7	$9.6	(10)%	(46)%

EOP Loans (1):
Real Estate Lending	$5.5	$5.3	$5.0	$4.9	$4.5	(8)%	(18)%
Cards	3.6	3.3	2.7	2.7	2.6	(4)%	(28)%
Commercial Markets	1.0	0.7	0.5	0.6	0.5	(17)%	(50)%
Personal and Other	6.4	5.5	2.6	2.0	1.7	(15)%	(73)%
EOP Loans (in billions of dollars)	$16.5	$14.8	$10.8	$10.2	$9.3	(9)%	(44)%
Net Interest Revenue	$276	$174	$248	$261	$118	(55)%	(57)%
As a % of Average Loans	6.18%	4.34%	6.83%	9.81%	4.94%
Net Credit Losses	$286	$237	$193	$171	$154	(10)%	(46)%
As a % of Average Loans	6.41%	5.91%	5.32%	6.43%	6.45%
Loans 90+ Days Past Due	$530	$480	$422	$428	$363	(15)%	(32)%
As a % of EOP Loans	3.21%	3.24%	3.91%	4.20%	3.90%
Loans 30-89 Days Past Due	$726	$677	$499	$519	$453	(13)%	(38)%
As a % of EOP Loans	4.40%	4.57%	4.62%	5.09%	4.87%

North America Key Indicators (1)

Branches (actual)	1,816	1,794	1,729	1,720	1,592	(7)%	(12)%

Average Loans (in billions of dollars)	$147.6	$139.0	$129.4	$122.1	$117.1	(4)%	(21)%

EOP Loans (in billions of dollars)	$141.8	$132.6	$123.9	$118.9	$114.6	(4)%	(19)%
Net Interest Revenue	$938	$876	$737	$671	$662	(1)%	(29)%
As a % of Avg. Loans	2.55%	2.50%	2.26%	2.21%	2.27%
Net Credit Losses	$1,660	$1,439	$1,342	$1,581	$1,135	(28)%	(32)%
As a % of Average Loans	4.51%	4.11%	4.11%	5.21%	3.90%
Loans 90+ Days Past Due (2) (3)	$5,518	$5,311	$5,427	$5,220	$4,991	(4)%	(10)%
As a % of EOP Loans	4.18%	4.31%	4.73%	4.75%	4.71%
Loans 30-89 Days Past Due (2) (3)	$5,335	$5,322	$4,649	$4,079	$4,161	2%	(22)%
As a % of EOP Loans	4.04%	4.32%	4.05%	3.71%	3.93%

(1)          Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)          See Note 1 on page 29.

(3)          See Note 2 on page 29.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 3 (In millions of dollars, except as otherwise noted)

						2Q12 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2011	2011	2011	2012	2012	1Q12	2Q11

KEY INDICATORS:

Residential Real Estate Lending

Residential First	$75.2	$71.9	$68.8	$66.6	$64.2	(4)%	(15)%
Home Equity	43.4	42.1	40.8	39.5	37.9	(4)%	(13)%
Average Loans (in billions of dollars)	$118.6	$114.0	$109.6	$106.1	$102.1	(4)%	(14)%

Residential First	$73.2	$69.6	$67.5	$65.0	$62.6	(4)%	(14)%
Home Equity	42.8	41.3	40.0	38.6	37.2	(4)%	(13)%
EOP Loans (in billions of dollars)	$116.0	$110.9	$107.5	$103.6	$99.8	(4)%	(14)%

Third Party Mortgage Serv Portfolio (EOP, in billions)	$234.8	$207.2	$195.1	$182.3	$168.4	(8)%	(28)%
Net Servicing & Gain/(Loss) on Sale	$(20.3)	$86.4	$118.1	$77.3	$(124.2)	NM	NM
Net Interest Revenue on Loans	$371	$310	$255	$267	$278	4%	(25)%
As a % of Avg. Loans	1.25%	1.08%	0.92%	1.01%	1.10%

Residential First	$461	$437	$412	$745	$426	(43)%	(8)%
Home Equity	627	542	533	561	448	(20)%	(29)%
Net Credit Losses	$1,088	$979	$945	$1,306	$874	(33)%	(20)%
As a % of Avg. Loans	3.68%	3.41%	3.42%	4.95%	3.44%

Residential First	$3,823	$3,693	$3,930	$3,875	$3,773	(3)%	(1)%
Home Equity	1,034	1,011	1,003	903	864	(4)%	(16)%
Loans 90+ Days Past Due (1) (2)	$4,857	$4,704	$4,933	$4,778	$4,637	(3)%	(5)%
As a % of EOP Loans	4.57%	4.63%	5.02%	5.05%	5.08%

Residential First	$3,447	$3,494	$3,392	$3,029	$3,135	3%	(9)%
Home Equity	897	907	861	744	724	(3)%	(19)%
Loans 30-89 Days Past Due (1) (2)	$4,344	$4,401	$4,253	$3,773	$3,859	2%	(11)%
As a % of EOP Loans	4.09%	4.34%	4.33%	3.99%	4.23%

Personal Loans
Average Loans (in billions of dollars)	$11.6	$11.3	$11.0	$10.7	$10.3	(4)%	(11)%
EOP Loans (in billions of dollars)	$11.5	$11.1	$10.9	$10.4	$10.2	(2)%	(11)%
Net Interest Revenue on Loans	$519	$522	$517	$499	$488	(2)%	(6)%
As a % of Avg. Loans	17.95%	18.33%	18.65%	18.76%	19.06%
Net Credit Losses	$314	$246	$236	$226	$208	(8)%	(34)%
As a % of Avg. Loans	10.86%	8.64%	8.51%	8.50%	8.12%
Loans 90+ Days Past Due	$349	$351	$354	$320	$266	(17)%	(24)%
As a % of EOP Loans	3.03%	3.16%	3.25%	3.08%	2.61%
Loans 30-89 Days Past Due	$251	$247	$239	$179	$200	12%	(20)%
As a % of EOP Loans	2.18%	2.23%	2.19%	1.72%	1.96%

(1)          The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period were: $4.6 billion and ($8.3 billion), $4.5 billion and ($8.1 billion), $4.4 billion and ($7.9 billion), $4.4 billion and ($7.7 billion) and $4.3 billion and ($7.4 billion)as of June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $1.6 billion and ($8.3 billion), $1.6 billion and ($8.1 billion), $1.5 billion and ($7.9 billion), $1.3 billion and ($7.7 billion), and $1.3 billion and ($7.4 billion) as of June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, respectively.

(2)          The June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America excludes $1.4 billion, $1.3 billion, $1.3 billion, $1.3 billion and $1.2 billion, respectively, of loans that are carried at fair value.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS SPECIAL ASSET POOL (In millions of dollars, except as otherwise noted)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)

Net Interest Revenue	$(135)	$(235)	$(94)	$(102)	$(77)	25%	43%	$(76)	$(179)	NM
Non-Interest Revenue	1,150	8	(140)	(304)	(17)	94%	NM	1,084	(321)	NM
Total Revenues, Net of Interest Expense	1,015	(227)	(234)	(406)	(94)	77%	NM	1,008	(500)	NM
Total Operating Expenses	95	61	55	63	66	5%	(31)%	177	129	(27)%
Net Credit Losses	219	202	(23)	(18)	40	NM	(82)%	889	22	(98)%
Credit Reserve Build / (Release)	(391)	(277)	(186)	(29)	(64)	NM	84%	(1,392)	(93)	93%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	(9)	(2)	(50)	(26)	(19)	27%	NM	12	(45)	NM
Provision for Loan Losses and for Benefits and Claims	(181)	(77)	(259)	(73)	(43)	41%	76%	(491)	(116)	76%
Income from Continuing Operations before Taxes	1,101	(211)	(30)	(396)	(117)	70%	NM	1,322	(513)	NM
Income Taxes	423	(84)	(13)	(141)	(43)	70%	NM	582	(184)	NM
Income from Continuing Operations	678	(127)	(17)	(255)	(74)	71%	NM	740	(329)	NM
Net Income (loss) Attributable to Noncontrolling Interests	49	—	—	—	—	—	(100)%	108	—	(100)%
Net Income (Loss)	$629	$(127)	$(17)	$(255)	$(74)	71%	NM	$632	$(329)	NM

EOP Assets (in billions of dollars)	$53	$45	$41	$36	$32	(11)%	(40)%			—

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (In millions of dollars, except as otherwise noted)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)

Net Interest Revenue	$(50)	$(22)	$87	$13	$(21)	NM	58%	$(39)	$(8)	79%
Non-Interest Revenue	313	322	296	487	(244)	NM	NM	241	243	1%
Total Revenues, Net of Interest Expense	263	300	383	500	(265)	NM	NM	202	235	16%
Total Operating Expenses	613	521	512	795	597	(25)%	(3)%	1,260	1,392	10%
Net Credit Losses	—	1	1	1	1	—	—	1	2	100%
Credit Reserve Build / (Release)	—	(1)	(1)	(1)	—	—	—	(1)	(1)	—
Provision for Benefits & Claims	—	(1)	1	—	(1)	—	—	1	(1)	NM
Provision for Unfunded Lending Commitments	—	1	(1)	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	—	—	—	—	—	—	—	1	—	(100)%
Income from Continuing Operations before Taxes	(350)	(221)	(129)	(295)	(862)	NM	NM	(1,059)	(1,157)	(9)%
Income Taxes	(216)	(147)	(88)	17	(435)	NM	NM	(446)	(418)	6%
Income from Continuing Operations	(134)	(74)	(41)	(312)	(427)	(37)%	NM	(613)	(739)	(21)%
Income (Loss) from Discontinued Operations, net of taxes	71	1	—	(5)	(1)	80%	NM	111	(6)	NM
Net Income (loss) Attributable to Noncontrolling Interests	—	(41)	14	63	9	(86)%	—	—	72	—
Net Income (Loss)	$(63)	$(32)	$(55)	$(380)	$(437)	(15)%	NM	$(502)	$(817)	(63)%

EOP Assets (in billions of dollars)	$269	$283	$284	$311	$289	(7)%	7%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Second	First	Second	Second	First	Second	Second		First		Second
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars	2011	2012	2012 (5)	2011	2012	2012 (5)	2011		2012		2012 (5)
Assets:
Deposits with Banks	$173,728	$160,751	$160,820	$460	$367	$331	1.06%		0.92%		0.83%
Fed Funds Sold and Resale Agreements (6)	280,149	281,888	286,048	903	943	1,047	1.29%		1.35%		1.47%
Trading Account Assets (7)	278,536	246,997	251,399	2,235	1,738	1,741	3.22%		2.83%		2.79%
Investments	318,385	299,757	293,810	2,218	2,000	1,934	2.79%		2.68%		2.65%
Total Loans (net of Unearned Income) (8)	646,194	647,011	646,236	12,774	12,485	11,988	7.93%		7.76%		7.46%
Other Interest-Earning Assets	50,432	43,229	43,420	116	138	132	0.92%		1.28%		1.22%
Total Average Interest-Earning Assets	$1,747,424	$1,679,633	$1,681,733	$18,706	$17,671	$17,173	4.29%		4.23%		4.11%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$723,761	$695,665	$716,503	$1,863	$1,650	$1,589	1.03%		0.95%		0.89%
Deposit Insurance and FDIC Assessment	—	—	—	367	372	297
Total Deposits	723,761	695,665	716,503	2,230	2,022	1,886	1.24%		1.17%		1.06%
Fed Funds Purchased and Repurchase Agreements (6)	221,699	219,332	224,787	933	695	898	1.69%		1.27%		1.61%
Trading Account Liabilities (7)	91,845	76,526	82,413	168	53	52	0.73%		0.28%		0.25%
Short-Term Borrowings	129,394	115,765	112,013	168	208	183	0.52%		0.72%		0.66%
Long-Term Debt (9)	358,381	311,139	275,301	2,937	2,575	2,417	3.29%		3.33%		3.53%
Total Average Interest-Bearing Liabilities	$1,525,080	$1,418,427	$1,411,017	$6,436	$5,553	$5,436	1.69%		1.57%		1.55%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,525,080	$1,418,427	$1,411,017	$6,069	$5,181	$5,139	1.60%		1.47%		1.46%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$12,270	$12,118	$11,737	2.82%		2.90%		2.81%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,637	$12,490	$12,034	2.90%		2.99%		2.88%

2Q12 Increase (Decrease) From							(1	)bps	(9	)bps

2Q12 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							(2	)bps	(11	)bps

(1)         Net interest revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $122 million for the second quarter of 2011, $171 million for the first quarter of 2012 and $144 million for the second quarter of 2012.

(2)         Citigroup average balances and interest rates include both domestic and international operations.

(3)         Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)         Average rate % is calculated as annualized interest over average volumes.

(5)         Preliminary.

(6)         Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)         Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)         Nonperforming loans are included in the average loan balances.

(9)         Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

EOP DEPOSITS TOTAL CITIGROUP (In billions of dollars)

						2Q12 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2011	2011	2011	2012	2012	1Q12	2Q11

Citicorp Deposits by Business

Global Consumer Banking
North America	$144.4	$147.5	$149.0	$153.5	$153.2	—	6%
EMEA	12.8	12.1	12.1	12.8	12.6	(2)%	(2)%
Latin America	48.4	43.2	44.3	46.1	45.8	(1)%	(5)%
Asia	112.7	109.3	109.7	110.7	112.5	2%	0%
Total	$318.3	$312.1	$315.1	$323.1	$324.1	—	2%

ICG
Securities and Banking	$113.7	$104.3	$110.9	$122.9	$121.5	(1)%	7%
Transaction Services	359.0	362.1	373.1	393.3	399.3	2%	11%
Total	$472.7	$466.4	$484.0	$516.2	$520.8	1%	10%

Total Citicorp	$791.0	$778.5	$799.1	$839.3	$844.9	1%	7%

Citi Holdings Deposits

Brokerage and Asset Management	$55.2	$53.7	$54.6	$55.0	$54.7	(1)%	(1)%
Local Consumer Lending	15.2	14.3	7.0	8.2	8.0	(2)%	(47)%
Total Citi Holdings	$70.4	$68.0	$61.6	$63.2	$62.7	(1)%	(11)%

Corporate/Other Deposits	$4.9	$4.8	$5.2	$3.5	$6.7	91%	37%

Total Citigroup Deposits - EOP	$866.3	$851.3	$865.9	$906.0	$914.3	1%	6%

Total Citigroup Deposits - Average	$868.1	$860.5	$857.0	$869.1	$893.4	3%	3%

Reclassified to conform to the current period’s presentation.

EOP LOANS TOTAL CITIGROUP (In billions of dollars)

						2Q12 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2011	2011	2011	2012	2012	1Q12	2Q11

Citicorp:
Global Consumer Banking

North America
Credit Cards	$113.3	$113.0	$117.1	$109.4	$109.3	—	(4)%
Retail Banking	34.5	36.5	38.9	40.6	40.9	1%	19%
Total	$147.8	$149.5	$156.0	$150.0	$150.2	—	2%

EMEA
Credit Cards	$3.0	$2.7	$2.7	$2.9	$2.8	(3)%	(7)%
Retail Banking	4.7	4.3	4.2	4.5	4.6	2%	(2)%
Total	$7.7	$7.0	$6.9	$7.4	$7.4	—	(4)%

Latin America
Credit Cards	$14.2	$12.9	$13.7	$14.3	$13.7	(4)%	(4)%
Retail Banking	23.2	21.6	23.6	26.1	25.9	(1)%	12%
Total	$37.4	$34.5	$37.3	$40.4	$39.6	(2)%	6%

Asia
Credit Cards	$20.0	$18.9	$19.9	$19.6	$19.6	—	(2)%
Retail Banking	67.1	65.5	67.3	68.8	67.6	(2)%	1%
Total	$87.1	$84.4	$87.2	$88.4	$87.2	(1)%	—

Total Consumer Loans
Credit Cards	$150.5	$147.5	$153.4	$146.2	$145.4	(1)%	(3)%
Retail Banking	129.5	127.9	134.0	140.0	139.0	(1)%	7%
Total Consumer	$280.0	$275.4	$287.4	$286.2	$284.4	(1)%	2%

Total Corporate Loans
Securities and Banking	$146.6	$149.5	$158.9	$159.6	$166.6	4%	14%
Transaction Services	52.9	57.8	60.3	68.4	76.1	11%	44%
Total Corporate Loans	$199.5	$207.3	$219.2	$228.0	$242.7	6%	22%

Total Citicorp	$479.5	$482.7	$506.6	$514.2	$527.1	3%	10%

Citi Holdings:

Local Consumer Lending - North America
Real Estate Lending	116.0	110.9	107.5	103.6	99.8	(4)%	(14)%
All Other	14.3	10.6	5.5	4.9	4.6	(6)%	(68)%
Personal	11.5	11.1	10.9	10.4	10.2	(2)%	(11)%
Total	$141.8	$132.6	$123.9	$118.9	$114.6	(4)%	(19)%

Local Consumer Lending - International
Credit Cards	$3.6	$3.3	$2.7	$2.7	$2.6	(4)%	(28)%
Retail Banking	12.9	11.5	8.1	7.5	6.7	(11)%	(48)%
Total	$16.5	$14.8	$10.8	$10.2	$9.3	(9)%	(44)%

Citi Holdings - Other (Primarily SAP)	$9.7	$7.1	$5.9	$4.7	$4.0	(15)%	(59)%

Total Citi Holdings	$168.0	$154.5	$140.6	$133.8	$127.9	(4)%	(24)%
Total Citigroup	$647.5	$637.2	$647.2	$648.0	$655.0	1%	1%

Consumer Loans	$439.9	$424.2	$423.3	$416.1	$409.1	(2)%	(7)%
Corporate Loans	207.6	213.0	223.9	231.9	245.9	6%	18%
Total Citigroup	$647.5	$637.2	$647.2	$648.0	$655.0	1%	1%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	2Q	3Q	4Q	1Q	2Q	2Q
	2011	2011	2011	2012	2012	2012

Citicorp (2)
Total	$3,705	$3,383	$3,374	$3,310	$3,058	$284.4
Ratio	1.33%	1.23%	1.18%	1.16%	1.08%

Retail Bank (2)
Total	$812	$761	$737	$811	$837	$139.0
Ratio	0.63%	0.60%	0.56%	0.58%	0.61%
North America (2)	$211	$232	$235	$260	$294	$40.9
Ratio	0.63%	0.66%	0.63%	0.66%	0.74%
EMEA	$76	$65	$59	$62	$49	$4.6
Ratio	1.62%	1.51%	1.40%	1.38%	1.07%
Latin America	$259	$240	$221	$244	$253	$25.9
Ratio	1.12%	1.11%	0.94%	0.93%	0.98%
Asia	$266	$224	$222	$245	$241	$67.6
Ratio	0.40%	0.34%	0.33%	0.36%	0.36%

Cards
Total	$2,893	$2,622	$2,637	$2,499	$2,221	$145.4
Ratio	1.92%	1.78%	1.72%	1.71%	1.53%
North America - Citi-Branded	$1,214	$1,063	$1,016	$982	$830	$72.7
Ratio	1.62%	1.42%	1.32%	1.35%	1.14%
North America - Retail Services	$913	$902	$951	$845	$721	$36.6
Ratio	2.38%	2.38%	2.38%	2.30%	1.97%
EMEA	$54	$47	$44	$43	$43	$2.8
Ratio	1.80%	1.74%	1.63%	1.48%	1.54%
Latin America	$462	$396	$412	$405	$405	$13.7
Ratio	3.25%	3.07%	3.01%	2.83%	2.96%
Asia	$250	$214	$214	$224	$222	$19.6
Ratio	1.25%	1.13%	1.08%	1.14%	1.13%

Citi Holdings - Local Consumer Lending (2) (3)	$6,048	$5,791	$5,849	$5,648	$5,354	$123.9
Ratio	4.07%	4.20%	4.66%	4.70%	4.66%

International	$530	$480	$422	$428	$363	$9.3
Ratio	3.21%	3.24%	3.91%	4.20%	3.90%
North America (2) (3)	$5,518	$5,311	$5,427	$5,220	$4,991	$114.6
Ratio	4.18%	4.31%	4.73%	4.75%	4.71%

Total Citigroup (excluding Special Asset Pool) (2) (3)	$9,753	$9,174	$9,223	$8,958	$8,412	$408.3
Ratio	2.28%	2.23%	2.24%	2.21%	2.11%

(1)              The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)              The 90+ Days Past Due and related ratios for North America RCB and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 29.

(3)              The June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America excludes $1.4 billion, $1.3 billion, $1.3 billion, $1.3 billion and $1.2 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	2Q	3Q	4Q	1Q	2Q	2Q
	2011	2011	2011	2012	2012	2012

Citicorp (2)
Total	$4,293	$4,049	$4,072	$3,726	$3,449	$284.4
Ratio	1.54%	1.48%	1.42%	1.31%	1.22%

Retail Bank (2)
Total	$1,088	$977	$1,040	$1,032	$1,049	$139.0
Ratio	0.85%	0.77%	0.78%	0.74%	0.76%
North America (2)	$209	$218	$213	$183	$215	$40.9
Ratio	0.62%	0.62%	0.57%	0.47%	0.54%
EMEA	$132	$107	$94	$92	$78	$4.6
Ratio	2.81%	2.49%	2.24%	2.04%	1.70%
Latin America	$301	$267	$289	$323	$316	$25.9
Ratio	1.30%	1.24%	1.22%	1.24%	1.22%
Asia	$446	$385	$444	$434	$440	$67.6
Ratio	0.66%	0.59%	0.66%	0.63%	0.65%

Cards
Total	$3,205	$3,072	$3,032	$2,694	$2,400	$145.4
Ratio	2.13%	2.08%	1.98%	1.84%	1.65%
North America - Citi-Branded	$1,142	$1,106	$1,078	$887	$744	$72.7
Ratio	1.52%	1.47%	1.40%	1.22%	1.02%
North America - Retail Services	$1,171	$1,205	$1,175	$995	$852	$36.6
Ratio	3.06%	3.18%	2.94%	2.71%	2.33%
EMEA	$72	$63	$59	$65	$61	$2.8
Ratio	2.40%	2.33%	2.19%	2.24%	2.18%
Latin America	$469	$398	$399	$426	$428	$13.7
Ratio	3.30%	3.09%	2.91%	2.98%	3.12%
Asia	$351	$300	$321	$321	$315	$19.6
Ratio	1.76%	1.59%	1.61%	1.64%	1.61%

Citi Holdings - Local Consumer Lending (2) (3)	$6,061	$5,999	$5,148	$4,598	$4,614	$123.9
Ratio	4.08%	4.35%	4.10%	3.83%	4.02%

International	$726	$677	$499	$519	$453	$9.3
Ratio	4.40%	4.57%	4.62%	5.09%	4.87%
North America (2) (3)	$5,335	$5,322	$4,649	$4,079	$4,161	$114.6
Ratio	4.04%	4.32%	4.05%	3.71%	3.93%

Total Citigroup (excluding Special Asset Pool) (2) (3)	$10,354	$10,048	$9,220	$8,324	$8,063	$408.3
Ratio	2.42%	2.44%	2.24%	2.06%	2.03%

(1)          The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)          The 30-89 Days Past Due and related ratios for North America RCB and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 29.

(3)          The June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America excludes $1.4 billion, $1.3 billion, $1.3 billion, $1.3 billion and $1.2 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$36,568	$34,362	$32,052	$30,115	$29,020			$40,655	$30,115

Gross Credit (Losses)	(5,906)	(5,217)	(4,910)	(4,771)	(4,317)	10%	27%	(13,037)	(9,088)	30%
Gross Recoveries	759	703	802	816	741	(9)%	(2)%	1,621	1,557	(4)%
Net Credit (Losses) / Recoveries (NCLs)	(5,147)	(4,514)	(4,108)	(3,955)	(3,576)	10%	31%	(11,416)	(7,531)	34%
NCLs (2)	5,147	4,514	4,108	3,955	3,576	(10)%	(31)%	11,416	7,531	(34)%
Net Reserve Builds / (Releases)	(1,950)	(1,591)	(1,411)	(194)	(616)	NM	68%	(5,432)	(810)	85%
Net Specific Reserve Builds / (Releases) (2) (3)	(16)	126	(53)	(933)	(375)	60%	NM	96	(1,308)	NM
Provision for Loan Losses	3,181	3,049	2,644	2,828	2,585	(9)%	(19)%	6,080	5,413	(11)%
Other (4) (5) (6) (7) (8) (9)	(240)	(845)	(473)	32	(418)			(957)	(386)
Allowance for Loan Losses at End of Period (1) (a)	$34,362	$32,052	$30,115	$29,020	$27,611			$34,362	$27,611

Allowance for Unfunded Lending Commitments (10) (a)	$1,097	$1,139	$1,136	$1,097	$1,104			$1,097	$1,104

Provision for Unfunded Lending Commitments	$(13)	$43	$(4)	$(38)	$7			$12	$(31)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$35,459	$33,191	$31,251	$30,117	$28,715			$35,459	$28,715

Total Allowance for Loan Losses as a Percentage of Total Loans (11)	5.35%	5.07%	4.69%	4.51%	4.25%

Allowance for Loan Losses at End of Period (1):
Citicorp	$19,225	$17,613	$16,699	$16,306	$15,387
Citi Holdings	15,137	14,439	13,416	12,714	12,224
Total Citigroup	$34,362	$32,052	$30,115	$29,020	$27,611

(1)

Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

The first quarter of 2012 includes approximately $370 million of incremental charge-offs of previously deferred principle balances on modified loans, related to anticipated forgiveness of principal largely in connection with the National Mortgage Settlement. There was a corresponding approximately $350 million release in the first quarter of 2012 of allowance for loan losses previously established related to these charge-offs.

(3)

The third quarter of 2011 includes $466 million attributable to the reclassification of certain loan modifications as TDRs in accordance with ASU 2011-02, substantially all of which had previously been included in the non-specific reserves.

(4)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(5)	The second quarter of 2011 includes a reduction of approximately $370 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(6)

The third quarter of 2011 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $530 million related to foreign currency translation.

(7)

The fourth quarter of 2011 includes a reduction of approximately $325 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $72 million related to the transfer of Citi Belgium to held-for-sale.

(8)	The first quarter of 2012 includes a reduction of approximately $145 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(9)

The second quarter of 2012 includes a reduction of approximately $175 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $200 million related to foreign currency translation.

(10)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)

June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, excludes $4.8 billion, $5.4 billion, $5.3 billion, $4.7 billion and $5.1 billion, respectively, of loans which are carried at fair value.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$32,686	$30,915	$28,866	$27,236	$25,963			$35,406	$27,236

Net Credit (Losses) / Recoveries (NCLs)	(4,797)	(4,242)	(3,965)	(4,038)	(3,422)	15%	29%	(10,217)	(7,460)	27%
NCLs (2)	4,797	4,242	3,965	4,038	3,422	(15)%	(29)%	10,217	7,460	(27)%
Net Reserve Builds / (Releases)	(1,795)	(1,473)	(1,198)	(348)	(539)	(55)%	70%	(4,680)	(887)	81%
Net Specific Reserve Builds / (Releases) (2) (3)	267	235	31	(929)	(384)	59%	NM	1,173	(1,313)	NM
Provision for Loan Losses	3,269	3,004	2,798	2,761	2,499	(9)%	(24)%	6,710	5,260	(22)%
Other (4) (5) (6) (7) (8) (9)	(243)	(811)	(463)	4	(401)	NM	NM	(984)	(397)	60%
Allowance for Loan Losses at End of Period (1) (a)	$30,915	$28,866	$27,236	$25,963	$24,639			$30,915	$24,639

Consumer Allowance for Unfunded Lending Commitments (10) (a)	$3	$4	$3	$2	$2			$3	$2

Provision for Unfunded Lending Commitments	$3	$2	$—	$—	$—			$3	$—

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$30,918	$28,870	$27,239	$25,965	$24,641			$30,918	$24,641

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (11)	7.05%	6.83%	6.45%	6.26%	6.04%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$3,882	$3,447	$3,186	$2,879	$3,057			$5,249	$2,879

Net Credit (Losses) / Recoveries (NCL’s)	(350)	(272)	(143)	83	(154)	NM	56%	(1,199)	(71)	94%
NCL’s	350	272	143	(83)	154	NM	(56)%	1,199	71	(94)%
Net Reserve Builds / (Releases)	(155)	(118)	(213)	154	(77)	NM	50%	(752)	77	NM
Net Specific Reserve Builds / (Releases)	(283)	(109)	(84)	(4)	9	NM	NM	(1,077)	5	100%
Provision for Loan Losses	(88)	45	(154)	67	86	28%	NM	(630)	153	NM
Other (4)	3	(34)	(10)	28	(17)			27	11
Allowance for Loan Losses at End of Period (1) (b)	$3,447	$3,186	$2,879	$3,057	$2,972			$3,447	$2,972

Corporate Allowance for Unfunded Lending Commitments (10) (b)	$1,094	$1,135	$1,133	$1,095	$1,102			$1,094	$1,102

Provision for Unfunded Lending Commitments	$(16)	$41	$(4)	$(38)	$7			$9	$(31)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$4,541	$4,321	$4,012	$4,152	$4,074			$4,541	$4,074

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (12)	1.69%	1.52%	1.31%	1.34%	1.23%

Notes to these tables are on the following page (page 39).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following notes relate to the tables on the prior page (page 38).

(1)          Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)          The first quarter of 2012 includes approximately $370 million of incremental charge-offs of previously deferred principle balances on modified loans, related to anticipated forgiveness of principal largely in connection with the National Mortgage Settlement.  There was a corresponding approximately $350 million release in the first quarter of 2012 of allowance for loan losses previously established related to these charge-offs.

(3)          The third quarter of 2011 includes $466 million attributable to the reclassification of certain loan modifications as TDRs in accordance with ASU 2011-02, substantially all of which had previously been included in the non-specific reserves.

(4)          Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(5)          The second quarter of 2011 includes a reduction of approximately $370 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(6)          The third quarter of 2011 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $485 million related to foreign currency translation.

(7)          The fourth quarter of 2011 includes a reduction of approximately $325 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $72 million related to the transfer of Citi Belgium to held-for-sale.

(8)          The first quarter of 2012 includes a reduction of approximately $145 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(9)          The second quarter of 2012 includes a reduction of approximately $175 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $203 million related to foreign currency translation.

(10)    Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)    June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012  and June 30, 2012 excludes $1.4 billion, $1.3 billion, $1.3 billion, $1.3 billion and $1.3 billion, respectively, of Loans which are carried at fair value.

(12)    June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012 excludes $3.4 billion, $4.1 billion, $3.9 billion, $3.4 billion and $3.8 billion, respectively, of loans which are carried at fair value.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)

Citicorp
Net Credit Losses	$2,982	$2,632	$2,595	$2,220	$2,246	1%	(25)%	$6,232	$4,466	(28)%
Credit Reserve Build / (Release)	(1,391)	(932)	(851)	(576)	(741)	(29)%	47%	(3,202)	(1,317)	59%
Global Consumer Banking
Net Credit Losses	2,832	2,545	2,423	2,278	$2,124	(7)%	(25)%	5,872	4,402	(25)%
Credit Reserve Build / (Release)	(1,335)	(964)	(713)	(734)	(728)	1%	45%	(2,752)	(1,462)	47%
North America Regional Consumer Banking
Net Credit Losses	2,136	1,854	1,739	1,629	1,511	(7)%	(29)%	4,508	3,140	(30)%
Credit Reserve Build / (Release)	(1,240)	(955)	(785)	(841)	(814)	3%	34%	(2,441)	(1,655)	32%
Retail Banking
Net Credit Losses	79	65	70	62	62	—	(22)%	167	124	(26)%
Credit Reserve Build / (Release)	7	9	5	(2)	(5)	NM	NM	9	(7)	NM
Citi-Branded Cards
Net Credit Losses	1,231	1,099	986	902	840	(7)%	(32)%	2,583	1,742	(33)%
Credit Reserve Build / (Release)	(752)	(655)	(678)	(549)	(405)	26%	46%	(1,394)	(954)	32%
Citi Retail Services
Net Credit Losses	826	690	683	665	609	(8)%	(26)%	1,758	1,274	(28)%
Credit Reserve Build / (Release)	(495)	(309)	(112)	(290)	(404)	(39)%	18%	(1,056)	(694)	34%
EMEA Regional Consumer Banking
Net Credit Losses	46	49	28	29	14	(52)%	(70)%	95	43	(55)%
Credit Reserve Build / (Release)	(55)	(32)	3	(5)	(13)	NM	76%	(89)	(18)	80%
Retail Banking
Net Credit Losses	23	29	12	12	7	(42)%	(70)%	46	19	(59)%
Credit Reserve Build / (Release)	(29)	(20)	6	2	(9)	NM	69%	(41)	(7)	83%
Citi-Branded Cards
Net Credit Losses	23	20	16	17	7	(59)%	(70)%	49	24	(51)%
Credit Reserve Build / (Release)	(26)	(12)	(3)	(7)	(4)	43%	85%	(48)	(11)	77%
Latin America Regional Consumer Banking
Net Credit Losses	425	406	446	430	400	(7)%	(6)%	832	830	—
Credit Reserve Build / (Release)	(21)	63	38	113	120	6%	NM	(168)	233	NM
Retail Banking
Net Credit Losses	117	113	142	143	135	(6)%	15%	220	278	26%
Credit Reserve Build / (Release)	23	76	16	87	75	(14)%	NM	(46)	162	NM
Citi-Branded Cards
Net Credit Losses	308	293	304	287	265	(8)%	(14)%	612	552	(10)%
Credit Reserve Build / (Release)	(44)	(13)	22	26	45	73%	NM	(122)	71	NM
Asia Regional Consumer Banking
Net Credit Losses	225	236	210	190	199	5%	(12)%	437	389	(11)%
Credit Reserve Build / (Release)	(19)	(40)	31	(1)	(21)	NM	(11)%	(54)	(22)	59%
Retail Banking
Net Credit Losses	83	91	85	65	72	11%	(13)%	150	137	(9)%
Credit Reserve Build / (Release)	(2)	(13)	26	12	4	(67)%	NM	(16)	16	NM
Citi-Branded Cards
Net Credit Losses	142	145	125	125	127	2%	(11)%	287	252	(12)%
Credit Reserve Build / (Release)	(17)	(27)	5	(13)	(25)	(92)%	(47)%	(38)	(38)	—

Institutional Clients Group (ICG)
Net Credit Losses	150	87	172	(58)	122	NM	(19)%	360	64	(82)%
Credit Reserve Build / (Release)	(56)	32	(138)	158	(13)	NM	77%	(450)	145	NM
Securities and Banking
Net Credit Losses	151	70	178	(60)	97	NM	(36)%	354	37	(90)%
Credit Reserve Build / (Release)	(83)	50	(145)	135	(64)	NM	23%	(477)	71	NM
Transaction Services
Net Credit Losses	(1)	17	(6)	2	25	NM	NM	6	27	NM
Credit Reserve Build / (Release)	27	(18)	7	23	51	NM	89%	27	74	NM

Total Citicorp Provision for Loan Losses	$1,591	$1,700	$1,744	$1,644	$1,505	(8)%	(5)%	$3,030	$3,149	4%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

						2Q12 Increase		Six	Six	YTD 2012 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2011 Increase/
	2011	2011	2011	2012	2012	1Q12	2Q11	2011	2012	(Decrease)
Citi Holdings
Net Credit Losses	$2,165	$1,881	$1,512	$1,734	$1,329	(23)%	(39)%	$5,183	$3,063	(41)%
Credit Reserve Build / (Release)	(575)	(532)	(612)	(550)	(250)	55%	57%	(2,133)	(800)	62%
Brokerage and Asset Management
Net Credit Losses	—	3	—	—	—	—	—	1	—	(100)%
Credit Reserve Build / (Release)	(2)	—	—	(1)	—	—	—	(3)	(1)	67%
Local Consumer Lending
Net Credit Losses	1,946	1,676	1,535	1,752	1,289	(26)%	(34)%	4,293	3,041	(29)%
Credit Reserve Build / (Release)	(182)	(255)	(426)	(520)	(186)	64%	(2)%	(738)	(706)	4%
Special Asset Pool
Net Credit Losses	219	202	(23)	(18)	40	NM	(82)%	889	22	(98)%
Credit Reserve Build / (Release)	(391)	(277)	(186)	(29)	(64)	NM	84%	(1,392)	(93)	93%

Total Citi Holdings Provision for Loan Losses	$1,590	$1,349	$900	$1,184	$1,079	(9)%	(32)%	$3,050	$2,263	(26)%

Total Citicorp Provision for Loan Losses (from prior page)	$1,591	$1,700	$1,744	$1,644	$1,505	(8)%	(5)%	$3,030	$3,149	4%

Corporate / Other	—	—	—	—	1	—	—	—	1	—

Total Citigroup Provision for Loan Losses	$3,181	$3,049	$2,644	$2,828	$2,585	(9)%	(19)%	$6,080	$5,413	(11)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						2Q12 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2011	2011	2011	2012	2012	1Q12	2Q11

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$1,899	$1,639	$1,246	$1,017	$724	(29)%	(62)%
EMEA	1,954	1,748	1,293	1,194	1,169	(2)%	(40)%
Latin America	528	442	362	263	209	(21)%	(60)%
Asia	451	342	335	499	469	(6)%	4%
Total	$4,832	$4,171	$3,236	$2,973	$2,571	(14)%	(47)%

Consumer Non-Accrual Loans By Region (2)
North America (3)	$6,125	$5,954	$6,046	$6,700	$6,403	(4)%	5%
EMEA	644	514	387	397	371	(7)%	(42)%
Latin America	1,083	998	1,107	1,178	1,158	(2)%	7%
Asia	549	480	450	474	414	(13)%	(25)%
Total (3)	$8,401	$7,946	$7,990	$8,749	$8,346	(5)%	(1)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$770	$764	$23	$7	$12	71%	(98)%
Global Consumer Banking	40	46	48	41	35	(15)%	(13)%
Brokerage and Asset Management	—	—	—	—	—	—	—
Local Consumer Lending	510	442	393	356	329	(8)%	(35)%
Special Asset Pool	98	92	87	162	155	(4)%	58%
Corporate/Other	16	13	15	14	10	—	—

TOTAL OTHER REAL ESTATE OWNED (OREO) (4)	$1,434	$1,357	$566	$580	$541	(7)%	(62)%

OREO By Region:
North America	$1,245	$1,222	$441	$392	$366	(7)%	(71)%
EMEA	133	79	73	139	127	(9)%	(5)%
Latin America	55	56	51	48	48	—	(13)%
Asia	1	—	1	1	—	(100)%	(100)%
Total	$1,434	$1,357	$566	$580	$541	(7)%	(62)%

Other Repossessed Assets (5)	$18	$24	$1	$1	$2	100%	(89)%

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$4,832	$4,171	$3,236	$2,973	$2,571	(14)%	(47)%
Consumer Non-Accrual Loans	8,401	7,946	7,990	8,749	8,346	(5)%	(1)%
Non-Accrual Loans (NAL)	13,233	12,117	11,226	11,722	10,917	(7)%	(18)%
OREO	1,434	1,357	566	580	541	(7)%	(62)%
Other Repossessed Assets	18	24	1	1	2	100%	(89)%
Non-Accrual Assets (NAA)	$14,685	$13,498	$11,793	$12,303	$11,460	(7)%	(22)%

NAL as a % of Total Loans	2.04%	1.90%	1.73%	1.81%	1.67%
NAA as a % of Total Assets	0.75%	0.70%	0.63%	0.63%	0.60%

Allowance for Loan Losses as a % of NAL	260%	265%	268%	248%	253%

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.
(3)

The first quarter of 2012 increase in non-accrual consumer loans in North America is attributable to an $0.8 billion reclassification from accrual to non-accrual status of home equity loans where the related residential first mortgage is delinquent. Of the $0.8 billion of home equity loans, $0.7 billion was current and $0.1 billion was 30 to 89 days past due as of March 31, 2012.  This reclassification reflects regulatory guidance that was issued on January 31, 2012.

(4)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.
(5)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.
(6)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 TOTAL CITICORP (In millions of dollars)

						2Q12 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2011	2011	2011	2012	2012	1Q12	2Q11

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$1,189	$1,243	$921	$790	$569	(28)%	(52)%
EMEA	1,064	957	694	748	804	7%	(24)%
Latin America	392	361	294	203	193	(5)%	(51)%
Asia	341	300	308	472	448	(5)%	31%
Total	$2,986	$2,861	$2,217	$2,213	$2,014	(9)%	(33)%

Consumer Non-Accrual Loans By Region (2)
North America	$341	$345	$345	$390	$450	15%	32%
EMEA	104	76	84	94	88	(6)%	(15)%
Latin America	1,051	959	1,061	1,130	1,110	(2)%	6%
Asia	364	323	311	348	338	(3)%	(7)%
Total	$1,860	$1,703	$1,801	$1,962	$1,986	1%	7%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$770	$764	$23	$7	$12	71%	(98)%
Global Consumer Banking	40	46	48	41	35	(15)%	(13)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$810	$810	$71	$48	$47	(2)%	(94)%

OREO By Region:
North America	$759	$766	$30	$15	$12	(20)%	(98)%
EMEA	12	10	9	5	9	80%	(25)%
Latin America	38	34	31	27	26	(4)%	(32)%
Asia	1	—	1	1	—	(100)%	(100)%
Total	$810	$810	$71	$48	$47	(2)%	(94)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$2,986	$2,861	$2,217	$2,213	$2,014	(9)%	(33)%
Consumer Non-Accrual Loans	1,860	1,703	1,801	1,962	1,986	1%	7%
Non-Accrual Loans (NAL)	4,846	4,564	4,018	4,175	4,000	(4)%	(17)%
OREO	810	810	71	48	47	(2)%	(94)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$5,656	$5,374	$4,089	$4,223	$4,047	(4)%	(28)%

NAA as a % of Total Assets	0.40%	0.38%	0.30%	0.30%	0.28%

Allowance for Loan Losses as a % of NAL	397%	386%	416%	391%	385%

N/A	Not Available at the Citicorp level. See “Non-Accrual Assets - Page 1” (on page 42) for total Citigroup balances.
(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.
(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.
(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 TOTAL CITI HOLDINGS (In millions of dollars)

						2Q12 Increase
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2011	2011	2011	2012	2012	1Q12	2Q11

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$710	$396	$325	$227	$155	(32)%	(78)%
EMEA	890	791	599	446	365	(18)%	(59)%
Latin America	136	81	68	60	16	(73)%	(88)%
Asia	110	42	27	27	21	(22)%	(81)%
Total	$1,846	$1,310	$1,019	$760	$557	(27)%	(70)%

Consumer Non-Accrual Loans By Region (2)
North America (3)	$5,784	$5,609	$5,701	$6,310	$5,953	(6)%	3%
EMEA	540	438	303	303	283	(7)%	(48)%
Latin America	32	39	46	48	48	—	50%
Asia	185	157	139	126	76	(40)%	(59)%
Total (3)	$6,541	$6,243	$6,189	$6,787	$6,360	(6)%	(3)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Brokerage and Asset Management	$—	$—	$—	$—	$—	—	—
Local Consumer Lending	510	442	393	356	329	(8)%	(35)%
Special Asset Pool	98	92	87	162	155	(4)%	58%

TOTAL OTHER REAL ESTATE OWNED (OREO) (4)	$608	$534	$480	$518	$484	(7)%	(20)%

OREO By Region:
North America	$470	$443	$396	$363	$344	(5)%	(27)%
EMEA	121	69	64	134	118	(12)%	(2)%
Latin America	17	22	20	21	22	5%	29%
Asia	—	—	—	—	—	—	—
Total	$608	$534	$480	$518	$484	(7)%	(20)%

Other Repossessed Assets (5)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$1,846	$1,310	$1,019	$760	$557	(27)%	(70)%
Consumer Non-Accrual Loans	6,541	6,243	6,189	6,787	6,360	(6)%	(3)%
Non-Accrual Loans (NAL)	8,387	7,553	7,208	7,547	6,917	(8)%	(18)%
OREO	608	534	480	518	484	(7)%	(20)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$8,995	$8,087	$7,688	$8,065	$7,401	(8)%	(18)%

NAA as a % of Total Assets	3.39%	3.27%	3.42%	3.86%	3.87%

Allowance for Loan Losses as a % of NAL	180%	191%	186%	168%	177%

N/A Not Available at the Citi Holdings level.  See “Non-Accrual Assets -  Page 1” (on page 42) for total Citigroup balances.

(1)          Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)          Excludes SOP 3-03 purchased distressed loans.

(3)          The first quarter of 2012  increase in non-accrual consumer loans in North America is attributable to an $0.8 billion reclassification from accrual to non-accrual status of home equity loans where the related residential first mortgage is delinquent. Of the $0.8 billion of home equity loans, $0.7 billion was current and $0.1 billion was 30 to 89 days past due as of March 31, 2012.  This reclassification reflects regulatory guidance that was issued on January 31, 2012.

(4)          Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(5)          Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(6)          There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS (In millions of dollars)

Tangible Book Value Per Share and Tangible Common Equity (TCE) (and related ratios) are non-GAAP financial measures.  TCE, as defined by Citigroup, represents Common equity less goodwill and intangible assets (excluding MSRs) net of the related deferred taxes.  Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE and Tangible Book Value per Share follows:

	2Q	3Q	4Q	1Q	2Q
	2011	2011	2011	2012	2012

Tangible Book Value Per Share (page 1):

Total Common Equity	$176,052	$177,060	$177,494	$181,508	$183,599
Less:
Goodwill - as reported	26,621	25,496	25,413	25,810	25,483
Intangible Assets (Other than MSRs) - as reported	7,136	6,800	6,600	6,413	6,156

Net Deferred Taxes - Related to Goodwill and Intangible Assets	50	47	44	41	38
Tangible Common Equity	$142,245	$144,717	$145,437	$149,244	$151,922
Common Shares Outstanding, at period end	2,917.9	2,923.7	2,923.9	2,932.2	2,932.5
Tangible Book Value Per Share	$48.75	$49.50	$49.74	$50.90	$51.81

Reclassified to conform to the current period’s presentation.